UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

TRX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF 2006 ANNUAL MEETING

AND

PROXY STATEMENT

March 17, 2006

Dear Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of TRX, Inc., a Georgia corporation (“TRX”), to be held at the offices of McKenna Long & Aldridge LLP, located at 303 Peachtree Street, N.E., Suite 5300, Atlanta, Georgia 30308, on Thursday, April 20, 2006, at 1:00 p.m., Eastern Time.

The attached Notice of Annual Meeting of Shareholders and proxy statement describe the formal business to be transacted at the annual meeting. During the annual meeting, we will also report on the operations of TRX during the past year and our plans for the future. Our directors, officers, and representatives of our independent registered public accounting firm will be present to respond to appropriate questions from shareholders.

Please mark, date, sign and return your proxy card in the enclosed envelope by following the instructions on the proxy card at your earliest convenience. This will assure that your shares will be represented and voted at the meeting, even if you do not attend.

Sincerely,

JOHAN G. (“JOOP”) DRECHSEL

Chairman of the Board

TRX, Inc.

6 West Druid Hills Drive

Atlanta, Georgia 30329

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 20, 2006

NOTICE HEREBY IS GIVEN that the 2006 Annual Meeting of Shareholders of TRX, Inc., a Georgia corporation (“TRX”), will be held at the offices of McKenna Long & Aldridge LLP, located at 303 Peachtree Street, N.E., Suite 5300, Atlanta, Georgia 30308, on Thursday, April 20, 2006, at 1:00 p.m., Eastern Time, to consider and act upon the following:

1. To elect six directors to serve until the 2007 Annual Meeting of Shareholders;

2. To approve the TRX, Inc. Omnibus Incentive Plan;

3. To approve the TRX, Inc. Employee Stock Purchase Plan;

4. To approve the TRX, Inc. Executive Annual Incentive Plan; and

5. To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the annual meeting.

Information relating to the above matters is set forth in the attached proxy statement. Shareholders of record at the close of business on February 24, 2006 are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.

By Order of the Board of Directors.

JOHAN G. (“JOOP”) DRECHSEL

Chairman of the Board

Atlanta, Georgia

March 17, 2006

PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE–PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

TRX, Inc.

6 West Druid Hills Drive

Atlanta, Georgia 30329

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 20, 2006

This proxy statement is furnished to the shareholders of TRX, Inc. in connection with the solicitation of proxies by the Board of Directors of TRX (the “Board” or “Board of Directors”) to be voted at the 2006 Annual Meeting of Shareholders to be held at the offices of McKenna Long & Aldridge LLP, located at 303 Peachtree Street, N.E., Suite 5300, Atlanta, Georgia 30308, on Thursday, April 20, 2006, at 1:00 p.m., Eastern Time, and at any adjournments or postponements of the meeting (the “Annual Meeting”).

When used in this proxy statement, the terms “we,” “us,” “our” and “TRX” refer to TRX, Inc.

The approximate date on which we are first sending this proxy statement and form of proxy card to shareholders is March 17, 2006.

VOTING

General

The securities that can be voted at the Annual Meeting consist of common stock of TRX, $.01 par value per share, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of common stock who are entitled to receive notice of and to vote at the Annual Meeting is February 24, 2006. On the record date, 17,664,304 shares of common stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of TRX is necessary to constitute a quorum at the Annual Meeting. We will determine whether a quorum exists at the Annual Meeting by counting the votes cast for the proposal receiving the greatest number of all votes “for” or “against” and abstentions (including instructions to withhold authority to vote).

In voting on the proposal to elect six directors (Proposal 1), shareholders may vote in favor of the nominees, withhold their votes as to the nominees or withhold their votes as to specific nominees. The vote required to approve Proposal 1 is governed by Georgia law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with Georgia law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of the directors.

In voting on the proposals to approve our Omnibus Incentive Plan, our Employee Stock Purchase Plan and our Executive Annual Incentive Plan (Proposals 2, 3 and 4), shareholders may vote in favor of the proposals, vote against the proposals or abstain from voting. The vote required to approve Proposals 2, 3 and 4 is governed by Georgia law, which provides that the proposals are approved if the number of votes cast for the proposals exceeds the number of votes cast against the proposals, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will not be considered in determining the number of votes required to obtain the necessary vote to approve the proposals.

Aside from the matters described in this proxy statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies on the accompanying proxy card.

Under the rules that govern most domestic stock brokerage firms, firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under those rules. These votes are considered as votes cast in determining the outcome of any discretionary proposal. TRX believes that Proposal 1 is discretionary. Brokerage firms that have received no instructions from their clients as to “non–discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non–discretionary proposal because it received no instructions, this is referred to as a “broker non–vote” on the proposal. Although these “broker non–votes” will be considered in determining whether a quorum exists at the Annual Meeting, they will not be considered as votes cast in determining the outcome of any proposal. TRX believes that Proposals 2, 3 and 4 are non-discretionary.

As of February 24, 2006 (the record date for the Annual Meeting), the directors and executive officers of TRX held approximately 10,166,541 shares of common stock of TRX, constituting approximately 57.6% of the outstanding common stock. TRX believes that these holders will vote all of their shares of common stock in favor of each of the four proposals.

Proxies

Shareholders should specify their choices with regard to each of the four proposals on the enclosed proxy card. All properly executed proxy cards delivered by shareholders to TRX in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the specifications noted on the proxy cards. In the absence of such specifications, the shares represented by a signed and dated proxy card will be voted “FOR” each of the four proposals specified in this proxy statement. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon these matters according to their judgment.

Any shareholder delivering a proxy has the power to revoke it at any time before it is voted by: (i) giving written notice to the Secretary of TRX, at 6 West Druid Hills Drive, Atlanta, GA 30329; (ii) executing and delivering to the Secretary a proxy card bearing a later date; or (iii) voting in person at the Annual Meeting. However, under the rules of the national securities exchanges and The NASDAQ National Market (“Nasdaq”), any beneficial owner of TRX’s common stock whose shares are held in street name by a brokerage firm that is a member of those organizations may revoke his or her proxy and vote his or her shares in person at the Annual Meeting only in accordance with applicable rules and procedures of those organizations, as utilized by the beneficial owner’s brokerage firm.

In addition to soliciting proxies through the mail, we may solicit proxies through our directors, officers and employees in person and by telephone or facsimile. We may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. TRX will bear all expenses incurred in connection with the solicitation of proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of January 31, 2006 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

•	each person who is known by us to beneficially own more than 5% of our common stock;

•	our Chief Executive Officer and each of the executive officers named in the Summary Compensation Table in this proxy statement;

•	each of our directors; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days after January 31, 2006 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each of the individuals listed in the table is c/o TRX, Inc., 6 West Druid Hills Drive, Atlanta, Georgia 30329.

	Common Stock Beneficially Owned
Beneficial Owner	Number of Shares		Percent of Class
BCD Technology, S.A. 65 Boulevard Grande- Duchesse Charlotte L1331 Luxembourg	9,447,185	(1)	53.1%
RS Investment Management Co. LLC 388 Market Street, Suite 1700 San Francisco, CA 94111-5345	927,000	(2)	5.3%
Norwood H. (“Trip”) Davis, III	894,708	(3)	5.0%
Victor P. Pynn.	21,186	(4)	*
Lindsey B. Sykes.	49,558	(5)	*
Timothy J. Severt	54,500	(6)	*
H. Shane Hammond	8,000	(7)	*
John F. Davis, III	0		*
Johan G. (“Joop”) Drechsel.	9,447,185	(8)	53.1%
Harry A. Feuerstein	200		*
Michael W. Gunn	5,000		*
John A. Fentener van Vlissingen.	9,447,185	(9)	53.1%
All executive officers and directors as a group (13 persons)	10,646,077		58.7%

*	Less than one percent (1%) of outstanding shares.
(1)	BCD Technology, S.A. is an indirect wholly–owned subsidiary of BCD Holdings N.V., a Dutch transportation and financial services company, and the beneficial owner of 9,447,185 shares of common stock, which includes (i) 308,513 shares held by WorldTravel Partners I, LLC, an indirect wholly–owned subsidiary of BCD Holdings N.V., and (ii) 95,378 shares of common stock issuable upon the conversion of a convertible promissory note held by BCD Technology, S.A. and 34,787 shares issuable to pay the accrued interest on such note at April 1, 2006.

(2)	The amount shown and the following information is derived from the Schedule 13G filed by RS Investment Management Co. LLC (“RS Investment LLC”) on February 10, 2006, reporting beneficial ownership as of December 31, 2005. According to the Schedule 13G, RS Investment LLC is the beneficial owner of 927,000 shares of our outstanding common stock. Each of RS Investment LLC and RS Investment Management, L.P. hold shared voting and dispositive power over the 927,000 shares. RS Investment LLC is the general partner of RS Investment Management, L.P., which is a registered investment advisor. George R. Hecht, as a control person of RS Investment LLC and RS Investment Management, L.P., also holds shared voting and dispositive power over the 927,000 shares.
(3)	Includes 204,529 shares held by Davis Family Holdings, LLC, 500,000 shares held by Davis Family Holdings II, LLC, 150,000 shares issuable upon the exercise of options, 27,933 shares issuable upon the exercise of a convertible promissory note and 10,188 shares issuable to pay the accrued interest on such note at April 1, 2006. Mr. Davis is the managing member of each of Davis Family Holdings, LLC and Davis Family Holdings II, LLC.
(4)	Includes 13,750 shares issuable upon the exercise of options.
(5)	Includes 47,500 shares issuable upon the exercise of options.
(6)	Includes 52,500 shares issuable upon the exercise of options.
(7)	Includes 7,500 shares issuable upon the exercise of options.
(8)	Includes 9,447,185 shares held by BCD Technology, S.A., of which Mr. Drechsel exercises voting and dispositive control. Mr. Drechsel is the Chief Executive Officer of BCD Holdings N.V., an indirect parent of BCD Technology, S.A. WorldTravel Partners I, LLC is an indirect subsidiary of BCD Holdings N.V. See footnote 1 above.
(9)	Includes 9,447,185 shares held by BCD Technology, S.A., of which Mr. van Vlissingen exercises voting and dispositive control. Mr. van Vlissingen is the Chairman and founder of BCD Holdings N.V., an indirect parent of BCD Technology, S.A. WorldTravel Partners I, LLC is an indirect subsidiary of BCD Holdings, N.V. See footnote 1 above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Relationship with BCD Technology, S.A.

On November 16, 2001, BCD Technology, S.A. purchased from us a $3,652,022 convertible promissory note. In July 2002, we amended and restated the note to reflect the assignment by BCD Technology, S.A. of $2.6 million of the note to WorldTravel Partners I, LLC, an indirect subsidiary of BCD Holdings N.V., an indirect parent of BCD Technology, S.A. On December 30, 2004, we amended the note to increase the annualized interest rate from 7% to 11%. The note, as amended, provides for payment of the outstanding principal balance thereof plus accrued interest on November 16, 2006. The note provides BCD Technology, S.A. the option to convert the note into shares of our common stock at any time prior to the maturity date at a conversion rate of one share of common stock for each $11.03 of principal and accrued but unpaid interest through the conversion date, subject to anti–dilution adjustments.

On December 30, 2004, we entered into a revolving credit facility with Bank of America, N.A., which provides for, among other things, a revolving line of credit of up to $10 million. In connection with entering into the facility, BCD Holdings N.V. which is the indirect parent of BCD Technology, S.A., Bank of America, N.A. and TRX entered into a Capital Contribution Agreement, dated December 30, 2004, pursuant to which BCD Holdings N.V. has committed to contribute up to $5.0 million in increments of $2.5 million to us, which capital contributions would be made as directed by Bank of America, N.A., upon an Event of Default, as defined in the Capital Contribution Agreement. No capital contributions were made and the Capital Contribution Agreement terminated on November 7, 2005.

Our Relationship with WorldTravel Partners I, LLC and its Affiliates

In July 2002, BCD Technology, S.A. assigned $2.6 million of its convertible promissory note to WorldTravel Partners I, LLC. Pursuant to such assignment, we issued a convertible promissory note in favor of WorldTravel Partners I, LLC in the amount of $2.6 million. The note was subsequently amended on December 30, 2004 to increase the interest rate from 7% to 11%. The note, as amended, provided for payment of the outstanding principal balance thereof plus interest on November 16, 2006. Pursuant to an agreement we entered into with WorldTravel Partners I, LLC and as consideration of a payment by us to WorldTravel Partners I, LLC of $498,230, the note, plus accrued interest, was converted into 308,513 shares of common stock immediately prior to the September 30, 2005 closing of our initial public offering. Our Chairman of the Board, Johan G. Drechsel, is Chief Executive Officer of BCD Holdings N.V., which indirectly owns a majority of our common stock and is an indirect parent of WorldTravel Partners I, LLC. John A. Fentener van Vlissingen, one of our directors, is the beneficial owner of a majority of the common stock of BCD Holdings N.V.

Shared Services Agreement. Pursuant to an Amended and Restated Shared Services Agreement, effective as of April 1, 2002, we continue to participate as an unrelated employer in the WorldTravel Partners I, LLC Profit Sharing Retirement Plan and Trust, which is a tax–qualified profit sharing and 401(k) retirement plan which include the related discretionary match for year ended December 31, 2005 to be paid in 2006. We pay our own employee and employer contributions and our per participant administrative costs toward the plan, but WorldTravel continues to provide certain administrative services for that plan, but WorldTravel continues to provide certain administrative services for that plan. During the year ended December 31, 2005, we recognized expenses of approximately $520,000 for services under the Agreement. The Shared Services Agreement terminated as of December 31, 2005. On January 1, 2006, we established the TRX, Inc. 401(k) Plan with no material plan changes.

Services Agreement. In January 2002, we entered into a certain Master Agreement with WorldTravel Partners I, LLC. This agreement was negotiated on an arm’s–length basis and superceded the following agreements entered into on November 1, 1999 between WorldTravel Partners I, LLC and WorldTravel Technologies, LLC, Master Development Agreement, End User Software License Agreement, OFS Service

Bureau/Outsourcing Agreement and Service Bureau Software Services Agreement. We entered into a Master Agreement with WorldTravel under which we: (i) provide software development services; (ii) provide non–exclusive licenses to certain software; (iii) process transactions from locations owned or operated by WorldTravel in the US and Canada; (iv) provide access to software residing on our hardware for WorldTravel’s use for internal business purposes; and (v) provide quality services related to online transaction processing for their corporate travel service customers. Additionally, we provide support and maintenance services related to all but the software development services.

The Master Agreement provides that WorldTravel pays us a per–transaction fee as compensation for all services excluding development services. A certain portion of the estimated fees are prepaid on a monthly basis, with a monthly true–up against actual transaction fees. Fees for development services are paid on an installment basis as specified in a delivery order that details the development services to be performed. The fees for development services are potentially subject to penalties and incentives as specified in a particular delivery order. Ownership for any custom software developed as part of the development services is specified in each delivery order. The agreement terminated on January 1, 2006 and we currently are in negotiations for a renewal.

On January 1, 2003, we entered into an Application Services and Service Bureau Agreement with WorldTravel Partners I, LLC. This agreement was negotiated on an arm’s–length basis. Pursuant to this agreement, we process transactions from WorldTravel’s affiliated entities in the US and Latin America and provide access to software on our hardware for the same affiliated entities’ internal use. We provide maintenance and support related to the services. A certain portion of the estimated fees are prepaid monthly, with a monthly true–up against actual transaction fees. The agreement terminated on January 1, 2006 and we currently are in negotiations for a renewal.

Our wholly–owned subsidiary, TRX Europe Ltd., entered into a CORREX Services Agreement with WorldTravel Holland B.V. This agreement was negotiated on an arm’s–length basis. Pursuant to this agreement, we process transactions from WorldTravel locations in Holland, and we provide maintenance and related support services. WorldTravel pays us both implementation fees and transaction fees. Payments are made in Euros. The agreement’s initial term expires on December 14, 2007. The term will automatically renew for additional one–year periods until terminated.

During 2005, 2004 and 2003, we recognized revenues from WorldTravel of $8.2 million, $7.2 million and $6.0 million, respectively.

Arrangements with Our President and Chief Executive Officer

Since May 2001, Mr. Norwood H. (“Trip”) Davis III, our President and Chief Executive Officer, and his affiliates Davis Family Holdings, LLC and Davis Family Holdings II, LLC have purchased shares of our common stock and a convertible promissory note for a total of $5,759,361. Mr. Davis is the managing member of Davis Family Holdings, LLC and Davis Family Holdings II, LLC.

In May 2001, Davis Family Holdings, LLC purchased 90,040 shares of our common stock for $1,000,000. In connection with this purchase, we loaned Davis Family Holdings, LLC $1,000,000 to purchase an additional 90,040 shares of our common stock. A promissory note, which was amended and restated in February 2005, in the amount of $1,000,000 with an interest rate of 6% per annum was issued by Davis Family Holdings, LLC to us. As security for its obligations under the note, Davis Family Holdings, LLC granted us a security interest in 90,040 shares of our common stock held by Davis Family Holdings, LLC that were purchased with the proceeds of the loan. In May 2005, Davis Family Holdings, LLC satisfied the promissory note in full with private funds, which at the time had accumulated interest of $262,477 per the terms of the promissory note.

In November 2001, Davis Family Holdings, LLC purchased from us for $308,105 a convertible promissory note bearing interest at 7%. The note is convertible at the election of Davis Family Holdings, LLC at any time prior to maturity at a conversion rate of one share of common stock for each $11.03 of principal and accrued and due but unpaid interest through the conversion date, subject to anti–dilution adjustments. The note is due in full in November 2006. In December 2004, the interest rate of the note was increased to 11% and the note was subordinated to our senior secured credit facility with Bank of America N.A.

PROPOSAL 1— ELECTION OF DIRECTORS

Nominees

The Board of Directors currently consists of six members. Upon the recommendation of the independent directors (as described under “Board Meetings and Committees” below), the Board has nominated John F. Davis, III, Norwood H. (“Trip”) Davis, III, Johan G. (“Joop”) Drechsel, John A. Fentener van Vlissingen, Harry A. Feuerstein, and Michael W. Gunn for re-election as directors at the 2006 Annual Meeting. Each of the nominees is currently a director of TRX. If re-elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the 2007 Annual Meeting of Shareholders and until his successor has been duly elected and qualified. Biographical information regarding each of the six nominees is set forth below. No family relationships exist among any of our directors or executive officers.

Each of the nominees has consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

The Board of Directors unanimously recommends that the shareholders vote “FOR” the proposal to re-elect John F. Davis, III, Norwood H. (“Trip”) Davis, III, Johan G. (“Joop”) Drechsel, John A. Fentener van Vlissingen, Harry A. Feuerstein, and Michael W. Gunn as directors for a one-year term expiring at the 2007 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of January 31, 2006:

Name	Age	Position
Norwood H. (“Trip”) Davis, III.	38	President, Chief Executive Officer and Director
Victor P. Pynn	44	Chief Operating Officer
Lindsey B. Sykes.	40	Chief Financial Officer
Peter J. Grover	39	Executive Vice President, Sales & Client Services—Europe
H. Shane Hammond	41	Executive Vice President, Sales & Client Services—North America
Timothy J. Severt.	42	Executive Vice President, Administration
Susan R. Hopley	57	Executive Vice President, Emerging Markets
Charles W. Crissman	37	Executive Vice President, Strategic Planning
Johan G. (“Joop”) Drechsel(1)(2)	50	Chairman of the Board, Director
John F. Davis, III(1)(2)	53	Director
John A. Fentener van Vlissingen	66	Director
Harry A. Feuerstein(1)	44	Director
Michael W. Gunn(2)	60	Director

(1)	Member of the audit committee.
(2)	Member of the compensation, corporate governance, and nominating committee.

Norwood H. (“Trip”) Davis, III has served as our President and Chief Executive Officer since December 1999 and as a director since January 2000. Previously, from February 1998 until November 1999, Mr. Davis was the Senior Vice President and General Manager of the Travel Industry Practice Group at iXL, Inc., and was the CEO and co-founder of Green Room Productions, LLC, a San Francisco-based leader in Web development and technology integration for the travel industry, from July 1995 until it was acquired by iXL, Inc., in February 1998. Prior to founding Green Room, Mr. Davis worked for Landmark Communications in new ventures. Mr. Davis earned a BA from Dartmouth College and an MBA from the Darden School at the University of Virginia.

Victor P. Pynn joined TRX in November 2003 to lead our global expansion efforts. He was promoted to Executive Vice President, Global Solutions & Information Technology in April 2004 and to Chief Operating Officer in March 2005, the position he current holds. Prior to joining TRX, Mr. Pynn held a variety of senior positions at American Express in the Finance, Human Resources, and Operations departments from 1988 to 2003. Mr. Pynn is a graduate of Seneca College of Applied Arts & Technology in Toronto, Canada and is a Certified General Accountant.

Lindsey B. Sykes joined TRX in October 2000 as Senior Vice President, Finance. He was promoted to Executive Vice President in 2002 and Chief Financial Officer in March 2005, the position he currently holds, Mr. Sykes has responsibility for accounting, planning, corporate development, and investor relations. From 1988 until 2000, Mr. Sykes held various positions, including senior management positions, with Arthur Andersen LLP, where he advised on public and private financings, mergers and acquisitions, joint ventures, and internal controls. Mr. Sykes earned a BBA from the University of Georgia and is a Certified Public Accountant.

Peter J. Grover joined TRX in July 2000 to establish its European operations, and serves as our Executive Vice President, Sales & Client Services—Europe. Prior to joining TRX, Mr. Grover was the General Manager for Sales and Marketing for Galileo in the UK. While at Galileo, Mr. Grover was actively involved in the transition from British Airways ownership to Galileo International ownership. Previously, Mr. Grover held senior management positions with Amadeus and United Airlines, based in the UK and mainland Europe. Mr. Grover earned an MBA from Kingston Business School in London.

H. Shane Hammond joined TRX in October 2002 to manage a key client relationship, and was promoted to Vice President, Client Services in December 2003. As our Executive Vice President, Sales & Client Services—North America, Mr. Hammond oversees client relationships and sales initiatives for North American based clients and prospects. Immediately prior to joining TRX, Mr. Hammond spent nine years with Carlson Wagonlit XTS, serving as President and Partner for the last six of those years managing all operational, marketing, and personnel activities with an emphasis on new business development and strategic planning. Mr. Hammond earned his BBA and MBA from Texas Tech University.

Timothy J. Severt joined TRX in February 2000 as our Executive Vice President, Administration. Mr. Severt has responsibility for human resources, legal affairs, facilities, corporate governance, and other administrative functions. Prior to joining TRX, he served as Executive Vice President and Chief Administration Officer at WorldTravel Partners. Prior to WorldTravel, Mr. Severt was a Senior Analyst at CGR Advisors, a real estate management company, and a Certified Public Accountant and Manager in the Business Consulting Division of Arthur Andersen LLP. Mr. Severt earned a BS in Business Administration from the University of North Carolina at Chapel Hill.

Susan R. Hopley has served as our Executive Vice President, Emerging Markets since August 2003. She joined TRX in November 1999 via the acquisition of her company, International Software Products (ISP), which she founded in 1993. Prior to founding ISP, Ms. Hopley worked for the Maritz Travel Company for seven years, holding various senior management roles from Area General Manager to Vice President of International Sales. In 1986, Ms. Hopley sold Maritz her interest in Travel Counselors International, a regional travel agency based in Washington, D.C. Between 1969 and 1975, Ms. Hopley taught at Carolina Friends School and Sidwell Friends School, serving on the National Council of Quaker Schools. Ms. Hopley earned an A.G.S.M. from Guildhall, London University, and a MA from the University of Georgia.

Charles W. Crissman joined TRX in May of 2000 to manage our Expedia business relationships and was promoted to Vice President, Client Services in September 2002 and Executive Vice President, Strategic Planning in July 2005. As our Executive Vice President, Strategic Planning, Mr. Crissman has responsibility for business planning and strategy, product and service development and pricing. Prior to joining TRX, he held operational and management positions with Maritz Travel Company, Production Group International (PGI) and Off the Beaten Path, a specialty adventure travel company. Mr. Crissman earned a BA from Trinity College and an MBA from the Darden School at the University of Virginia.

Johan G. (“Joop”) Drechsel has served as our Chairman since April 2005 and a director since October 2002. He joined BCD Holdings N.V. in 2001, and has served as the Chief Executive Officer since 2003. Prior to joining BCD in 2001, Mr. Drechsel served for three years as a member of Royal Dutch Telecom’s executive board, responsible for mobile telephony, Internet, strategy, mergers and acquisitions and corporate client relations. He began his international business career with Royal Dutch/Shell, working for 15 years in various management positions. Mr. Drechsel is on the Board of Directors of Versatel N.V. and Eneco Holding N.V. Mr. Drechsel was born in Holland, studied Economics in Rotterdam and furthered his education at Michigan State University.

John F. Davis, III has served as a director since January 2000. He has served as Chairman and Chief Executive Officer of Dallas-based Pegasus Solutions, Inc. since 1989. In 1982, Mr. Davis co-founded the toll-free floral company, 800-FLOWERS. In 1986, Mr. Davis founded a telemarketing company, ATC Communications. Mr. Davis is on the Board of Directors of Pegasus Solutions and is on the Board of Trustees of Texas Christian University in Fort Worth, Texas. Mr. Davis holds a BBA from Texas Christian University.

John A. Fentener van Vlissingen has served as a director from January 2000 to October 2002 and since April 2005. He founded BCD Holdings N.V., which focuses on the travel industry and niche markets in financial services, in 1975 and served as its Chief Executive Officer until 2003. He is Chairman of the Board of Directors of BCD Holdings N.V., and Business Travel International, the world’s largest alliance of business travel management companies. He is Vice-Chairman of the Supervisory Board of Directors of SHV Holdings, the largest privately owned company in the Netherlands, and is a co-founder and Advisory Board Member of Noro-Moseley Partners, a U.S. venture capital firm headquartered in Atlanta. Mr. van Vlissingen also serves on numerous other boards of directors internationally. Prior to founding BCD, he was a partner with Pierson, Heldring & Pierson, a private banking firm headquartered in the Netherlands.

Harry A. Feuerstein has served as a director since September 2005. He currently serves as the Chief Financial Officer of Siemens One. Prior to joining Siemens One, Mr. Feuerstein spent two and one half years with Siemens Shared Services, first as Vice President, Business Development and Marketing and then as Chief Financial Officer. Prior to joining Siemens Shared Services in 2001, Mr. Feuerstein served as the Managing Director and Principal of CFx group, a strategy firm and holding company focusing on providing strategic planning and implementation and financing for start-ups companies. Mr. Feuerstein also served as a managing director and principal of National Capital Companies, an investment banking firm. Mr. Feuerstein earned an MBA in Finance and Accounting from Hofstra University and a BA in Economics and Politics from Washington and Lee University. He also spent 13 years as an officer in the US Army Reserves.

Michael W. Gunn has served as a director since June 2003. He retired in September 2002 as American Airline’s Executive Vice President—Marketing and Planning, a position he held since January 2000. Prior to this, Mr. Gunn had served in various positions with American Airlines since 1970. As Executive Vice President—Marketing and Planning, he had overall responsibility for sales, corporate communications, advertising and promotion, the frequent flyer program, pricing, marketing planning, capacity planning, schedules and customer service activities including reservations, flight attendants, consumer relations, consumer research, and food and interior aircraft design. Mr. Gunn earned both his BBA and MBA from the University of Southern California.

Board Meetings and Committees

During the year ended December 31, 2005, the Board of Directors held eight meetings. Upon the completion of our initial public offering on September 27, 2005, the Board established two committees: an audit committee and a compensation, corporate governance, and nominating committee. During the year ended December 31, 2005, the audit committee held two meetings and took action by unanimous consent in lieu of a meeting on one occasion and the compensation, corporate governance, and nominating committee took action by unanimous consent in lieu of a meeting on one occasion. Each director attended at least 75% of the aggregate meetings of the Board of Directors and any committee on which he served. Our Board of Directors has determined that Messrs. J. Davis, Feuerstein and Gunn are independent as defined by Nasdaq listing standards.

All members of the Board of Directors are strongly encouraged, but not required, to attend the Annual Meeting. We completed the initial public offering of our common stock on September 30, 2005, and consequently the Annual Meeting of Shareholders to which this proxy statement relates will be our first annual meeting as a public company.

Audit Committee. The audit committee, which consists of Mr. Harry A. Feuerstein (Chairman), Mr. Johan G. (“Joop”) Drechsel and Mr. John F. Davis, III, is responsible for reviewing the financial reports provided by us to the SEC, reviewing our internal financial and accounting controls, discussing the adequacy of our internal controls and procedures with management and the auditors, appointing and overseeing the performance of our independent registered public accounting firm, results and costs of the audits and other services provided by our independent registered public accounting firm. The audit committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Messrs. Davis and Feuerstein are independent directors as defined by Nasdaq listing standards and SEC regulations. The Board of Directors has determined that Mr. Feuerstein is an “audit committee financial expert”. A copy of the audit committee charter is available on our website at www.trx.com and is attached as Appendix A to this proxy statement.

Compensation, Corporate Governance, and Nominating Committee. The compensation, corporate governance, and nominating committee, which consists of Mr. Johan G. (“Joop”) Drechsel (Chairman), Mr. John F. Davis, III and Mr. Michael W. Gunn, establishes our overall employee compensation policies and recommends to the Board of Directors major compensation programs, reviews and approves the compensation and benefits for our executive officers and directors, administers our employee benefit, pension and equity incentive programs, recommends to our Board qualified candidates for election to the Board of Directors, evaluates and reviews the performance of existing directors, makes recommendations to the Board of Directors regarding governance matters and develops and recommends to our Board of Directors governance and nominating guidelines and principles. Messrs. Davis and Gunn are independent under the Nasdaq listing standards. A copy of the compensation, corporate governance, and nominating committee charter and our corporate governance guidelines are available on our website at www.trx.com.

The Board of Directors has adopted and the compensation, corporate governance, and nominating committee has ratified the Policy Regarding Qualification and Nomination of Director Candidates, which establishes the specific minimum qualifications that must be met for recommendation for a position on the Board of Directors. Qualified candidates for director are those who, in the judgment of the compensation, corporate governance, and nominating committee, possess all of the personal attributes and a sufficient mix of the experience attributes described below to assure effective service on the Board of Directors. Personal attributes of a director candidate considered by the compensation, corporate governance, and nominating committee include: leadership, ethical nature, contributing nature, independence, interpersonal skills, and effectiveness. Experience attributes of a director candidate considered by the compensation, corporate governance, and nominating committee include: financial acumen, general business experience, industry knowledge, diversity of viewpoints, special business experience and expertise.

The committee will utilize a variety of methods for identifying and evaluating nominees for director. The committee will periodically assess the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected. In the event that vacancies are anticipated or otherwise arise, the committee will seek to identify director candidates based on input provided by a number of sources, including: (i) committee members, (ii) our other directors, (iii) our management and (iv) our shareholders. The committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates.

Once director candidates have been identified, the committee will then evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the committee deems necessary or appropriate, including those set forth above. If qualified, the committee will seek full Board of Directors approval of the nomination of the candidate or the election of such candidate to fill a vacancy on the Board of Directors.

Any candidates submitted by shareholders would be evaluated in the same manner as candidates recommended from other sources, provided that the procedures set forth below have been followed.

To recommend a nominee, a shareholder must submit the following information to the committee:

•	the nominee’s name, age, business address and residence address;

•	the nominee’s principal occupation or employment;

•	the shareholder’s name and address;

•	the number of shares of our common stock beneficially owned by the shareholder;

•	the date that the shareholder acquired such shares;

•	documentary support for the shareholder’s claim of beneficial ownership of such shares; and

•	any other information that would be required to be disclosed in the proxy statement pursuant to Regulation 14A under the Exchange Act.

This information must be received by our Secretary at our principal executive offices no less than ninety (90) calendar days prior to the first anniversary of the date that our proxy statement was released to our shareholders in connection with the preceding year’s annual meeting of shareholders. For the proxy materials relating to the 2007 annual meeting, this date would be December 17, 2006. All notices should be sent to Secretary, TRX, Inc., 6 West Druid Hills Drive, Atlanta, Georgia 30329. The compensation, corporate governance, and nominating committee may request other information from the nominee or shareholder to evaluate the nominee or comply with Regulation 14A or other applicable rules and regulations, including Nasdaq requirements, which information must be provided within the timeframe provided by the committee for the nominee to be considered.

Shareholder Communication with the Board of Directors

Shareholders may communicate with the Board by writing to the attention of the Board of Directors c/o Secretary, TRX, Inc., 6 West Druid Hills Drive, Atlanta, Georgia 30329.

Director Compensation

Non-employee directors receive a $50,000 annual retainer. The Chairman of each of our audit committee and our compensation, corporate governance, and nominating committee receive an additional $10,000 annual retainer. In addition, we reimburse our non-employee directors for expenses incurred in connection with attending Board and committee meetings. Non-employee directors are eligible to participate in the TRX, Inc. Omnibus Incentive Plan at the discretion of the full Board of Directors. On September 27, 2005, pursuant to the Omnibus Incentive Plan, nonqualified stock options exercisable for 40,000 shares of common stock were granted to Mr. Drechsel and nonqualified stock options exercisable for 25,000 shares of common stock were granted to each of Messrs. J. Davis, Gunn, van Vlissingen and Feuerstein. All of these options were granted at our initial public offering price of $9.00 per share.

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid to or earned during the year ended December 31, 2005 by our Chief Executive Officer and each of our four most highly compensated executive officers whose total salary and bonus exceeded $100,000 for services rendered to us in all capacities during 2005. The executive officers listed in the table below are referred to as the “named executive officers.”

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
						Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options	All Other Compensation
Norwood H. (“Trip”) Davis, III President & Chief Executive Officer and Director	2005	$385,875	$192,938	$827,603	(1)	300,000	$3,747	(2)
Victor P. Pynn Chief Operating Officer	2005	260,769	137,500	—		120,000	144,500	(3)
Lindsey B. Sykes Chief Financial Officer	2005	242,885	62,500	—		120,000	217,000	(4)
Timothy J. Severt Executive Vice President, Administration	2005	244,745	62,500	—		120,000	132,000	(5)
H. Shane Hammond Executive Vice President, Sales & Client Services—North America	2005	209,346	56,250	—		100,000	57,000	(6)

(1)	Includes $262,477 in forgiven interest in connection with the repayment of loan principal prior to our initial public offering in May 2005 on a loan provided to Davis Family Holdings, LLC, a gross-up payment of $191,636 for tax liability for the interest forgiven on such loan, $205,348 in reimbursement for interest payments under a promissory notes issued by Mr. Davis to Bank of America and Wachovia, a gross-up payment of $153,189 for tax liability for the interest paid under the promissory note, $12,000 for an automobile allowance, a gross-up payment of $982 for tax liability for health insurance expenses and a gross-up payment of $1,971 for tax liability for life insurance premiums.
(2)	Includes $1,047 in reimbursement of health insurance expenses paid by Mr. Davis and $2,700 in reimbursement of life insurance premiums paid by Mr. Davis.
(3)	Includes $137,500 in a one-time contractual bonus payment in connection with the completion of our initial public offering and $7,000 in estimated 401(k) plan matching contributions by us based on deferrals made by the individual in the 401(k) plan in 2005.
(4)	Includes $125,000 in a one-time contractual bonus payment in connection with the completion of our initial public offering, $85,000 in a one-time bonus related to a country club initiation fee and $7,000 in estimated 401(k) plan matching contributions by us based on deferrals made by the individual in the 401(k) plan in 2005.
(5)	Includes $125,000 in a one-time contractual bonus payment in connection with the completion of our initial public offering and $7,000 in estimated 401(k) plan matching contributions by us based on deferrals made by the individual in the 401(k) plan in 2005.
(6)	Includes $50,000 in a one-time contractual bonus payment in connection with the completion of our initial public offering and $7,000 in estimated 401(k) plan matching contributions by us based on deferrals made by the individual in the 401(k) plan in 2005.

Option Grants in Year Ended December 31, 2005

The following table sets forth information regarding the number and terms of stock options granted to the named executive officers during the fiscal year ended December 31, 2005. Included in such information, in accordance with the rules and regulations of the SEC, is the potential realizable value of each option granted, calculated using the 5% and 10% option pricing model. The options were granted at or above fair market value as determined by the Board of Directors on the date of grant.

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in Fiscal Year	Exercise Price per Share($/Sh)	Expiration Date
Name						5%	10%
Norwood H. (“Trip”) Davis, III	300,000	(1)	19.9%	$9.00	9/27/2015	$1,698,015	$4,303,105
Victor P. Pynn	120,000	(2)	8.0%	9.00	9/27/2015	679,206	1,721,242
Lindsey B. Sykes	120,000	(2)	8.0%	9.00	9/27/2015	679,206	1,721,242
Timothy J. Severt	120,000	(2)	8.0%	9.00	9/27/2015	679,206	1,721,242
H. Shane Hammond	100,000	(2)	6.6%	9.00	9/27/2015	566,005	1,434,368

(1)	The options vest 50% on December 1, 2005 and 50% on December 1, 2006.
(2)	The options vest 25% per year beginning on the first anniversary of the date of grant, until fully vested.
(3)	Amounts represent hypothetical gains assuming exercise at the end of the option term and assuming rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock. The actual gains, if any, on the stock option exercises will depend on the future performance of our common stock, the optionee’s continued employment through applicable vesting periods and the date on which the options are exercised and the underlying shares are sold. The closing price of our common stock on February 24, 2006, the record date, was $8.53 per share.

Aggregated Option Exercises in Fiscal Year Ended December 31, 2005 and Year-End Option Values

The following table sets forth option exercises by the named executive officers during the fiscal year ended December 31, 2005, including the aggregate value of gains on the date of exercise. The table also sets forth (i) the number of shares covered by options (both exercisable and unexercisable) as of December 31, 2005 and (ii) the respective value for “in-the-money” options, which represents the positive spread between the exercise price of existing options and the closing price of our common stock on December 31, 2005, as determined by the Board of Directors.

	Number of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of the Unexercised In-the-Money Options at Fiscal Year-End
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Norwood H. (“Trip”) Davis, III	—	—	150,000	150,000	$0	$0
Victor P. Pynn	—	—	10,000	150,000	0	0
Lindsey B. Sykes	—	—	38,750	146,250	0	0
Timothy J. Severt	—	—	46,250	138,750	0	0
H. Shane Hammond	—	—	3,750	111,250	0	0

Employment Agreements

President and Chief Executive Officer

Mr. Norwood H. (“Trip”) Davis, III, our President and Chief Executive Officer since December 1, 1999, serves pursuant to the terms of an employment contract dated December 31, 2004. The term of the agreement extends until January 3, 2007. Pursuant to the terms of this contract, Mr. Davis’s annual salary for 2005 was $385,875, which may be increased by the Board of Directors. Mr. Davis is eligible for a discretionary bonus of up to 100% of his annual salary. Additionally, Mr. Davis’s contract specified that he would receive an option grant under our 2000 Stock Incentive Plan to purchase 300,000 shares of our common stock on the date of our initial public offering, at a per share exercise price equal to the offering price. The employment contract also provides that Mr. Davis is entitled to receive five weeks of paid vacation per year, medical benefits, an automobile allowance in the amount of $1,000 per month, personal life insurance premium reimbursements of up to $15,000 annually, and reimbursement for ordinary business expenses.

Mr. Davis’ employment contract also provides that we will reimburse him for interest payments made by Mr. Davis under a promissory note dated December 30, 2003, as amended on May 9, 2005, in the face amount of $3,652,500 issued by Mr. Davis to Bank of America, N.A., along with a payment for any income and employment taxes imputed to him for the reimbursement of the interest payments.

Mr. Davis’ employment contract provides that upon his death or if we discharge Mr. Davis for good cause or because of a disability, we will continue to pay him his base salary up to the date of his termination. If we terminate his employment without good cause during the term of his contract, Mr. Davis also will be entitled to receive the base salary and benefits due to him for the remainder of his employment contract term. If we terminate his employment without good cause during any renewal term, we will either give Mr. Davis six months’ advance notice of the termination or pay him an amount equal to six months’ base salary. If Mr. Davis terminates the agreement upon a “Change of Control” (as defined in our 2000 Stock Incentive Plan the predecessor to our TRX, Inc. Omnibus Incentive Plan), we will continue to pay him his base salary for the remainder of the initial term of the contract or any renewal term and a pro rata portion of the promissory note interest payments for the year in which the Change of Control occurs, and any stock options he is scheduled to receive pursuant to the contract will be granted and any stock options granted under the employment contract but not yet vested will become immediately exercisable.

Our employment contract with Mr. Davis includes noncompete, nonsolicitation and confidentiality provisions that restrict him from competing against us, soliciting our customers or employees, or disclosing any of our confidential information for the period up to two years following the termination of his employment. For additional information about agreements relating to our President and Chief Executive Officer, see “Certain Relationships and Related Transactions—Arrangements with our President and Chief Executive Officer.”

Chief Operating Officer

Mr. Victor P. Pynn, our Chief Operating Officer, serves pursuant to the terms of an employment contract dated April 5, 2004, as amended April 27, 2005. The term of the contract extends through April 5, 2007 and will continue until April 5, 2009, unless either party has provided a notice not to renew. Under his contract, Mr. Pynn’s annual base salary is $275,000. Mr. Pynn is eligible for a discretionary bonus of up to 50% of his base salary. Mr. Pynn is also eligible for an additional discretionary bonus of up to 50% of his base salary based upon his direct involvement in significant new sales to travel management companies. The contract provides that Mr. Pynn is entitled to receive four weeks of paid vacation per year, medical benefits, an automobile allowance of $1,000 per month and reimbursement for ordinary business expenses. The contract also provided for a bonus of 50% of his base salary upon completion of our initial public offering. The 2005 amendment also provides an additional bonus of 50% of Mr. Pynn’s base salary if he remains employed with us through April 5, 2007.

Mr. Pynn’s employment contract provides that upon his death, disability or if we discharge him for good cause, we will continue to pay him his base salary and provide benefits up to the date of his termination. If we terminate his employment without good cause, we will either give him six months’ advance notice of the termination or pay him an amount equal to six months’ base salary. If Mr. Pynn terminates his employment with us for any reason prior to the expiration of the term, he shall either give us six months’ advance notice or pay us for all costs and expenses resulting from lack of such notice.

Our employment contract with Mr. Pynn includes noncompete, nonsolicitation and confidentiality provisions that restrict him from competing against us in a certain manner, soliciting our clients or employees, or disclosing any of our confidential information for the period of up to two years following the termination of his employment.

Chief Financial Officer

Mr. Lindsey B. Sykes, our Chief Financial Officer, serves pursuant to the terms of an employment contract dated April 1, 2001, as amended August 5, 2004 and April 27, 2005. The term of the contract, as amended, extends through August 31, 2006. Under the terms of his contract, Mr. Sykes’s annual base salary is $250,000, with a minimum five percent salary increase on each anniversary date of the contract. Mr. Sykes is eligible for a discretionary bonus within a range of 25% to 50% of his annual base salary. The employment contract provides that Mr. Sykes is entitled to receive four weeks of paid vacation per year, medical benefits, an automobile allowance in the amount of $1,000 per month, a one-time bonus related to a country club initiation fee and reimbursement for ordinary business expenses. The contract also provided for a bonus of 50% of his base salary upon completion of our initial public offering.

Mr. Sykes’s employment contract provides that upon his death, disability or if we discharge Mr. Sykes for good cause, we will continue to pay him his base salary and provide benefits up to the date of his termination. If we terminate his employment without good cause during the term of his contract, we will either give Mr. Sykes twelve months’ advance notice of the termination or pay him an amount equal to twelve months’ salary, plus reimbursement of COBRA health insurance premiums for twelve months. If Mr. Sykes terminates the contract upon a change of reporting person within one year following a Change of Control (as defined in his agreement), we will pay him his salary for twelve months, reimburse him for COBRA health insurance premiums for twelve months or until he obtains comparable health insurance from another employer, whichever is earlier, and pay the pro rata portion of any bonuses due to Mr. Sykes.

Our employment contract with Mr. Sykes includes noncompete, nonsolicitation and confidentiality provisions that restrict him from competing against us in a certain manner, soliciting our clients or employees, or disclosing any of our confidential information for specified time periods following the termination of his employment.

Executive Vice President, Administration

Mr. Timothy J. Severt, our Executive Vice President, Administration, serves pursuant to the terms of an employment contract, dated February 1, 2000, as amended July 1, 2001, November 1, 2002, April 26, 2005 and February 14, 2006. The renewal term of the contract extends through February 1, 2008. Pursuant to the terms of this contract, Mr. Severt’s current annual base salary is $250,000 with an annual salary increase at our discretion. Mr. Severt is eligible for a discretionary annual bonus of up to 50% of his base salary. The contract provides that Mr. Severt is entitled to receive five weeks of paid vacation per year and medical benefits. Mr. Severt also receives an automobile allowance in the amount of $1,000 per month and reimbursement for ordinary business expenses. The contract also provided for a bonus of 50% of his base salary upon completion of our initial public offering.

Mr. Severt’s employment contract provides that upon his death, disability or if we discharge Mr. Severt for good cause, we will continue to pay him his base salary and provide benefits up to the date of his termination. If we terminate his employment without good cause during any renewal term, we will either give Mr. Severt six months’ advance notice of the termination or pay him an amount equal to six months’ base salary. In such case, any stock option previously granted to Mr. Severt pursuant to the contract shall immediately become exercisable.

Our employment contract with Mr. Severt includes noncompete, nonsolicitation and confidentiality provisions that restrict him from competing against us in a certain manner, soliciting our clients or employees, or disclosing any of our confidential information for the period up to two years following the termination of his employment.

Executive Vice President, Sales & Client Services—North America

Mr. H. Shane Hammond, our Executive Vice President, Sales & Client Services—North America, serves pursuant to the terms of an employment contract, dated December 1, 2003, as amended April 26, 2005. The initial term of the contract extends through December 1, 2006. Pursuant to the terms of this contract, Mr. Hammond’s current annual base salary is $225,000. Mr. Hammond is eligible for a discretionary annual bonus of up to 50% of his base salary. The contract provides that Mr. Hammond is entitled to receive four weeks of paid vacation per year and medical benefits. Mr. Hammond also receives an automobile allowance in the amount of $1,000 per month and reimbursement for ordinary business expenses.

Mr. Hammond’s employment contract provides that upon his death, disability or if we discharge Mr. Hammond for good cause, we will continue to pay him his base salary and provide benefits up to the date of his termination. If we terminate his employment without good cause, Mr. Hammond we will either give Mr. Hammond six months’ advance notice of the termination or pay him an amount equal to six months’ base salary.

Our employment contract with Mr. Hammond includes noncompete, nonsolicitation and confidentiality provisions that restrict him from competing against us in a certain manner, soliciting our clients or employees, or disclosing any of our confidential information for the period up to two years following the termination of his employment.

REPORT OF THE COMPENSATION, CORPORATE GOVERNANCE, AND

NOMINATING COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation, Corporate Governance, and Nominating Committee is responsible for recommendations to the Board of Directors regarding executive compensation and for the administration of our executive compensation programs. The members of the Compensation, Corporate Governance, and Nominating Committee are Johan G. (“Joop”) Drechsel, John F. Davis, III, and Michael W. Gunn. Mr. Drechsel serves as Chairman. None of the members are current or former employees of TRX.

The Compensation, Corporate Governance, and Nominating Committee desires to develop executive compensation programs that will attract, retain, motivate and reward highly skilled, experienced executives. The Committee believes that our executive compensation program provides an overall level of compensation that is competitive within our industry and among companies of comparable size and complexity. To ensure that compensation is competitive, the Committee compares our compensation practices with those of other similar companies and sets its compensation guidelines based on this review. The Committee also seeks to achieve an appropriate balance of the compensation paid to a particular individual and the compensation paid to other executives both inside TRX and at comparable companies and attempts to maintain an appropriate mix of salary and incentive compensation. While the Committee relies on certain industry data for comparative purposes, it believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance.

Overview and Philosophy

Executives are principally compensated through base salary, annual incentive bonuses and long-term incentives in the form of stock options. The Committee believes that this compensation approach enables TRX to remain competitive with its industry peers while ensuring that executive officers are appropriately encouraged to deliver both short-term results and sustainable long-term stockholder value.

The goals of TRX’s executive compensation program are to:

•	provide competitive compensation that will help attract, retain and reward highly qualified executives who contribute to the long-term success of TRX;

•	align management’s interests with the success of TRX by placing a portion of the executive’s compensation at risk in relation to TRX’s corporate performance; and

•	align management’s interests with the interests of shareholders by including long-term equity incentives.

In evaluating and establishing rates of base salary, annual incentive bonus and long-term incentive pay opportunities, TRX previously engaged Hewitt Associates, an independent compensation consultant, to provide TRX with information concerning compensation levels and philosophies adopted by similar companies for executive talent. In particular, the independent consultant has compared TRX’s total compensation program, which includes base salary, annual bonus, long-term incentives, perquisites and executive benefits with programs offered by peer companies in the online travel, hosted technologies, payment processors and travel distribution industries. The Committee considers various factors in determining the components of each officer’s compensation, including but not limited to the overall competitive environment for experienced executive talent, corporate performance of TRX against its strategic business plan, and individual performance based on stated objectives as well as general expectations.

The executive officer compensation for 2006 is based upon agreements negotiated with each officer, each of which have been approved by the TRX Board of Directors. The individual agreements for the named executive officers are more fully described in the “Employment Agreements” section above.

Components of Executive Compensation

In furtherance of these objectives, TRX’s executive compensation program consists of base salary, an annual incentive bonus program, long-term equity incentives in the form of stock options and other benefits. Executive officers also are eligible to participate in certain benefit programs that are generally available to all of our employees, such as medical insurance programs, life insurance programs and our 401(k) plan.

Base Salary for 2005

Base salaries paid to executive officers are specified in each of the officer’s individual employment agreement. In establishing the base salaries specified in those agreements, the Compensation, Corporate Governance, and Nominating Committee considers the base salary amount within the context of an overall compensation package. Even though the executive officers’ base salary amounts are specified in their individual employment agreements, the Committee may adjust base salary when warranted based on company financial performance, market comparisons and trends, individual performance and, other than for the Chief Executive Officer, the evaluations and recommendations of the Chief Executive Officer. The Committee attempts to set base salary compensation within its perceived range of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses and of comparable size and success. For officers other than the Chief Executive Officer, the Committee has attempted to make salary determinations based upon both our financial performance and the individual’s performance as measured by certain subjective nonfinancial objectives. These nonfinancial objectives include the individual’s contribution to TRX as a whole, including his ability to motivate others, develop the skills necessary to grow as TRX matures, recognize and pursue new business opportunities and initiate programs to enhance TRX’s growth and success.

Annual Incentive Program

For fiscal year 2005, TRX had previously adopted a discretionary annual incentive bonus plan. Under this plan, the Committee approved our performance objectives for the fiscal year before or at the beginning of the year and established a target bonus amount (typically stated as a percentage of base salary) for each executive officer. Following the year end, the Committee certified our performance and then made a subjective determination as to the bonus amount for each of the executive officers, who must remain employed through the date of the bonus payment in order to be eligible. For officers other than the Chief Executive Officer, the Committee may also establish individual performance objectives for the year. The bonuses disclosed in the Summary Compensation Table for 2005 represent the cash bonuses earned by the named executive officers pursuant to the discretionary bonus program as a result of the achievement of our performance goals for 2005.

Effective as of January 1, 2006, the Compensation, Corporate Governance, and Nominating Committee has adopted the Executive Annual Incentive Plan, which is described in more detail in Proposal 4, to provide annual cash bonuses to the executive officers when merited. While this new plan will operate in a manner similar to the prior discretionary plan, our new Executive Annual Incentive Plan is designed to comply with Code Section 162(m) so that bonuses payable under the Plan will remain eligible for our corporate tax deduction. The Executive Annual Incentive Plan is intended to motivate and reward executive officers for their contribution to our performance during the fiscal year. Executive officers will have a significant proportion of their total cash compensation opportunity through the annual incentive bonus in order to link their total compensation with our corporate performance. Bonuses under the Executive Annual Incentive Plan will be based on minimum, target and maximum bonus amount for each fiscal year related to achievement of various performance measures, which will be established by the Committee during the first quarter of each fiscal year.

Long Term Incentive Grants

Because we believe that our officers should have an interest in our value similar to that of our shareholders, the Compensation, Corporate Governance, and Nominating Committee has approved incentive and nonqualified stock option grants for officers in amounts appropriate for each individual’s level of responsibility and ability to affect the achievement of our overall corporate objectives. Options are considered in the comparability of the total compensation package. Options are typically granted at fair market value as of the date of grant and generally become exercisable over a period of three or four years or upon completion of specified performance goals or achievements. Options are exercisable until the earlier of the tenth anniversary of the date of grant or until the expiration of various limited time periods following termination of employment. The options shown in the Option Grants in Year Ended December 31, 2005 table reflect the incentive and nonqualified stock options granted to the named executive officers during the 2005 fiscal year. Some of the 2005 options were granted pursuant to the terms of the employment agreements of the officers upon the completion of our initial public offering.

Chief Executive Officer Compensation in 2005

Norwood H. (“Trip”) Davis, III has served as President, Chief Executive Officer and director of TRX since December 1, 1999. TRX entered into an Employment Agreement with Mr. Davis effective as of December 31, 2004, which expires on January 3, 2007. Mr. Davis’ cash compensation for fiscal year 2005 consisted of an annual base salary of $385,875, and a bonus of $192,938 based on our corporate performance under our 2005 discretionary annual incentive bonus program. Upon our initial public offering, on September 27, 2005, Mr. Davis received stock options to purchase 300,000 shares of our common stock at $9.00 per share, the fair market value at the time of grant, as provided in his employment contract. Those options become exercisable at the rate of 50% on December 1, 2005 and 50% on December 1, 2006.

Mr. Davis’ employment agreement also provides that we will reimburse him for interest payments made by Mr. Davis under a promissory note dated December 30, 2003, as amended on May 9, 2005, in the face amount of $3,652,500 issued by Mr. Davis to Bank of America, N.A. and gross up for any income and employment taxes imputed to him for the reimbursement of the interest payments. In October 2005, the loan was transferred to Wachovia Bank, N.A. During 2005, we paid Mr. Davis $358,537 for reimbursement of interest on the Bank of America and Wachovia notes and the related tax gross up payment. In addition, in May 2001, we loaned Mr. Davis’ affiliate, Davis Family Holdings, LLC, $1,000,000 to purchase 90,040 shares of our common stock, which we evidenced by a promissory note with an interest rate of 6% per annum. In May 2005, Davis Family Holdings, LLC repaid the $1,000,000 principal amount of the loan to us in full from private funds. In connection with the repayment of the loan principal, we forgave the interest due on that loan, which resulted in Mr. Davis recognizing the forgiven interest of $262,477 as taxable income, and we paid $191,636 to Mr. Davis as a tax gross up related to our forgiveness of the interest.

Pursuant to his employment contract, Mr. Davis regularly travels to one or more of our offices to perform his duties. As a result, we pay for accommodations and transportation costs related to his travel for our business. In addition, TRX provides perquisites to Mr. Davis that include reimbursement for life insurance premiums and payments for certain tax liabilities. Mr. Davis is also reimbursed for his ordinary and reasonable business expenses pursuant to the terms and conditions of our business expense reimbursement program.

For fiscal year 2006, Mr. Davis will be eligible for a bonus under our new Executive Annual Incentive Plan of up to a maximum of 125% of base salary if the performance goals are achieved under the Plan for 2006. The performance goals for fiscal year 2006 will be based on our financial and revenue performance.

Internal Revenue Code Limits on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits our tax deduction for compensation over $1,000,000 paid to each of the Chief Executive Officer and to the four other most highly compensated executive officers. Compensation that meets the requirements for qualified performance-based compensation or certain other exceptions under the Internal Revenue Code is not included in this limit. Generally, the Compensation, Corporate

Governance, and Nominating Committee desires to maintain the tax deductibility of compensation for executive officers to the extent it is feasible and consistent with the objectives of our compensation programs. To that end, a subcommittee of the Committee comprised of Messrs. Davis and Gunn, both of whom meet the requirements of “outside directors” under Code Section 162(m), acts in decisions related to performance-based compensation. Further, both the Omnibus Incentive Plan and the Executive Annual Incentive Plan, which are being proposed to the shareholders for adoption in Proposals 2 and 4 respectively, have been designed to meet the requirements so that grants and bonuses under those plans will be performance-based compensation for Code Section 162(m) purposes. However, the Committee retains the discretion to determine whether the interests of TRX and its shareholders may be served by providing compensation that is not deductible in order to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

This report has been approved by all members of the Compensation, Corporate Governance, and Nominating Committee.

Compensation, Corporate Governance, and Nominating Committee:

Johan G. (“Joop”) Drechsel (Chairman)

John F. Davis, III

Michael W. Gunn

Compensation Committee Interlocks and Insider Participation

None of our executive officers or directors serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation, Corporate Governance, and Nominating Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information with respect to securities authorized for issuance under the TRX, Inc. Omnibus Incentive Plan, which is our only existing equity compensation plan as of December 31, 2005.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	1,939,810	(1)	$9.35	600,380

Equity compensation plans not approved by shareholders	—		—	—

Total	1,939,810	(1)	$9.35	600,380

(1)	The shares were all issued under the TRX, Inc. Omnibus Incentive Plan, or its predecessor, each of which were approved by a majority of our shareholders prior to our initial public offering. We are submitting the Omnibus Incentive Plan for approval at the Annual Meeting of Shareholders to which this proxy statement relates.

STOCK PERFORMANCE GRAPH

The following graph shows the total shareholder return of an investment of $100 in cash in our common stock since our initial public offering of common stock on September 27, 2005 through December 31, 2005, compared to the total return of the same investment in the Nasdaq National Market and the Nasdaq Computer & Data Processing Index for that same period. All values assume reinvestment of the full amount of all dividends, although dividends have never been declared on our common stock. The closing sale price of our common stock on the Nasdaq National Market was $8.53 per share on February 24, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of holdings and transactions in TRX stock with the Securities and Exchange Commission. Based on a review of written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements were met during 2005.

PROPOSAL 2—APPROVAL OF TRX, INC. OMNIBUS INCENTIVE PLAN

Background

Our shareholders are being asked to consider and vote on this proposal to approve the TRX, Inc. Omnibus Incentive Plan (the “Omnibus Plan”), which is an amendment and restatement of the TRX, Inc. 2000 Stock Incentive Plan. On January 13, 2000, the Board of Directors adopted the TRX, Inc. 2000 Stock Incentive Plan. Subject to shareholder approval, as of July 11, 2005, the Board of Directors amended and restated the TRX, Inc. 2000 Stock Incentive Plan and renamed the plan the TRX, Inc. Omnibus Incentive Plan. The changes to the Omnibus Plan also include (i) the addition of provisions permitting the grant of restricted stock, restricted stock units, performance shares, performance units and performance-based cash awards and (ii) an increase in the aggregate number of available shares of common stock of the Company under the Omnibus Plan from 1,300,000 shares to 3,300,000 shares.

The purpose of the Omnibus Plan is to further the growth and development of TRX by encouraging certain employees, nonemployee directors, consultants and advisors of TRX and its Affiliates to obtain an ownership interest in TRX by owning its stock and to provide these persons with an added incentive to continue in the employ of TRX, provide employees with an added incentive to stimulate their efforts in promoting the growth, efficiency and profitability of TRX, and help to attract outstanding employees and nonemployee directors to the service of TRX.

The description of the Omnibus Plan below is a summary and is qualified in its entirety by reference to the provisions of the Omnibus Plan, which is attached as Appendix B to this proxy statement.

Description of the Omnibus Plan

Administration. A committee of non-employee directors designated by our Board of Directors administers the Omnibus Plan. Currently, a subcommittee of our Compensation Committee, referred to in this proposal as the “Committee,” administers the Omnibus Plan. The Committee consists solely of “outside directors,” as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Among other powers and duties, the Committee determines the eligible individuals to receive awards and establishes the terms and conditions of all awards. The Committee may delegate its authority under the Omnibus Plan, and has delegated to the Chief Executive Officer its authority to grant awards to non-officers.

Stock Subject to the Omnibus Plan. The stock underlying awards under the Omnibus Plan is our common stock, of which the total aggregate shares authorized for issuance during the term of the Omnibus Plan is limited to 3,300,000 shares, which is an increase of 2,000,000 shares from the 1,300,000 total shares authorized under the 2000 Stock Incentive Plan prior to restatement. Adjustments may be made to awards or to the number of shares available under the Omnibus Plan in the event of a stock split, stock dividend, reclassification or other recapitalization affecting the common stock.

Eligibility and Types of Awards. The Omnibus Plan permits grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and cash-based awards. Each award is subject to an award agreement prepared by the Committee reflecting the terms and conditions of the award. Our employees in good standing, non-employee directors, consultants and advisors may receive awards under the Omnibus Plan. As of December 31, 2005, the approximate number of persons in each such group designated in the preceding sentence was as follows: employees (1,333), non-employee directors (5), consultants (0), and advisors (1).

Performance-Based Awards. Awards under the Omnibus Plan may be designed to qualify as performance-based compensation, as described in Code Section 162(m). Performance goals under the Omnibus Plan are based on performance measures, which may include any of the following: (i) earnings before all or any taxes (“EBT”);

(ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on shareholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total shareholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, cost or liability by category, operating unit or any other delineation. Performance measures may relate to TRX and/or one or more of its affiliates, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, to the extent consistent with the requirements of Code Section 162(m), the performance measures may be calculated without regard to extraordinary items.

Stock Options. Incentive stock options are options to purchase our common stock that receive tax benefits if they meet the requirements under Code Section 422, and nonqualified stock options are options to purchase our common stock that do not meet those requirements. Unless the Committee determines otherwise for a nonqualified stock option, the exercise price of each option granted under the Omnibus Plan will be at least 100% of the fair market value of a share of our common stock on the date of grant. Fair market value is defined in the Omnibus Plan as the closing price of a share of our common stock on the business day immediately preceding the date of grant. The option price is payable in cash, by tendering shares of our common stock that have been held for at least six months, by broker-assisted cashless exercise, or by any other method permitted by the Committee. Unless the Committee specifies otherwise, options become exercisable with respect to 25% of the award on each of the first four anniversaries of the grant date. The Committee may specify other conditions, restrictions and contingencies in its discretion. Unless otherwise determined by the Committee, all options become immediately vested upon a participant’s death or disability, and upon a change of control. The maximum term of any option is ten years from the date of grant. Unless a shorter period is provided in the award agreement, following a termination of employment or service, exercisable options terminate immediately upon termination of employment for cause or voluntary termination by the option holder, and will remain exercisable (but not beyond the options’ expiration date) for one year, if the termination is due to death or disability; and 30 days (three months if after a change of control), if the termination is for any other reason. Options may be amended to extend the exercise period in unusual circumstances.

Stock Appreciation Rights. Stock appreciation rights represent the right to receive payment in shares of common stock (or, in the Committee’s discretion, in cash or a combination of shares and cash) of the increase in the value of shares of our common stock on the date of exercise over a fixed grant price. Stock appreciation rights under the Omnibus Plan may be freestanding, or may be granted in tandem with options. In the event of a tandem grant, the recipient may choose between exercising options and exercising stock appreciation rights. The grant price of each stock appreciation right granted under the Omnibus Plan will be 100% of the fair market value of a share of common stock on the date of grant. Unless the Committee specifies otherwise, stock appreciation rights become exercisable with respect to 25% of the award on each of the first four anniversaries of the grant date. The Committee may specify other conditions, restrictions and contingencies in its discretion. Unless otherwise determined by the Committee, all stock appreciation rights become immediately vested upon a participant’s death or disability, and upon a change of control. Unless a shorter period is provided in the award agreement, following a termination of employment or service, exercisable stock appreciation rights terminate immediately upon termination of employment for cause or voluntary termination by the award holder, and will remain exercisable (but not beyond the award’s expiration date) for one year, if the termination is due to death or disability, and for 30 days (three months if after a change of control), if the termination is for any other reason.

Restricted Stock and Restricted Stock Units. Restricted stock is a grant of shares of our common stock subject to restrictions specified by the Committee that generally lapse upon vesting. Restricted stock units are awards of the right to receive shares of common stock upon vesting, to be settled either in the form of cash or stock. The Committee may impose any conditions and restrictions on awards of restricted stock and restricted stock units that it determines are advisable. Unless the Committee specifies otherwise, awards of restricted stock and restricted stock units become 25% vested on each of the first four anniversaries of the grant date. Unless otherwise determined by the Committee, all restricted stock and restricted stock units that are subject to time-based vesting become immediately vested upon a participant’s death or disability, and upon a change of control. For restricted stock and restricted stock units that are subject to performance-based vesting, upon the participant’s death or disability or upon a change of control, a portion of the award becomes immediately vested on a pro rata basis (based on the portion of the performance period that has elapsed), as if the performance goals had been achieved at target. Unless otherwise provided in the award agreement, a recipient of a restricted stock award has full voting rights and dividend rights of a shareholder. No voting rights attach to restricted stock units unless and until shares of common stock are actually issued. Unless the Committee determines otherwise, holders of restricted stock units receive dividend credits which are converted to additional restricted stock units when we declare a dividend on our common stock.

Performance Shares and Performance Units. Performance shares are awards payable in shares of common stock, and performance units are awards payable either in cash or shares, upon satisfaction of performance goals. The Committee sets performance goals in its discretion, which determine the value and number of performance units or performance shares that will be paid out to the recipient at the end of the performance period established by the Committee. Generally, unless otherwise determined by the Committee, when the participant dies or becomes disabled or if a change of control occurs, performance shares and performance units that are subject to performance-based vesting become immediately vested on a pro rata basis (based on the portion of the performance period that has elapsed), as if the performance goals had been achieved at target. However, if the participant dies or becomes disabled or if there is a change of control in the final year of a performance period, instead of the performance goals being deemed achieved at target, the payment is based on actual satisfaction of the performance criteria. Unless the Committee specifies otherwise, holders of performance shares and performance units receive dividend credits which are converted to additional performance shares or performance units, as applicable, when we declare a dividend on our common stock.

Cash Awards. Cash-based awards are additional awards for officers that provide for cash payments when the officer completes performance goals established by the Committee based on specific performance measures provided in the plan. Generally, unless otherwise determined by the Committee, if the participant dies or becomes disabled or if a change of control occurs, cash-based awards that are subject to performance-based vesting become immediately vested on a pro rata basis (based on the portion of the performance period that has elapsed), as if the performance goals had been achieved at target. However, if the participant dies or becomes disabled or if there is a change of control in the final year of a performance period, instead of the performance goals being deemed achieved at target, the payment is based on actual satisfaction of the performance criteria.

Limitations on the Amount of Awards. Unless the Committee determines that an award is not intended to comply with Code Section 422 and be performance-based compensation under Code Section 162(m), the maximum number of shares for which incentive stock options may be issued under the Omnibus Plan is 500,000, and the maximum number of shares (or as applicable, value) for which the following awards may be granted to any employee in any calendar year is: (i) options, 500,000, plus up to an additional 500,000 shares upon initial service; (ii) stock appreciation rights, the greater of $5,000,000 or 500,000 shares; (iii) restricted stock, 250,000, plus up to an additional 250,000 shares upon initial service; (iv) restricted stock units, 250,000, (v) performance shares, 250,000; (vi) performance units, 250,000, or, if greater, $2,500,000; and (vi) cash-based awards, $1,000,000.

Miscellaneous. The Committee, in its discretion, may accelerate vesting of any award or waive any restrictions with respect to any award at any time. When a participant terminates employment or service with us, all unvested awards are forfeited unless otherwise provided by the Committee. All awards are transferable only by will or by the laws of descent and distribution.

Reorganization. Upon a reorganization, the Committee may decide that awards will apply to securities of the resulting corporation, that any or all options and stock appreciation rights will be immediately exercisable, that options and stock appreciation rights will be immediately exercisable and terminate after 30 days’ notice to holders, and/or that awards of restricted stock, restricted stock units, performance shares and/or performance units will become immediately fully vested.

Amendment and Termination. Our Board of Directors may amend or terminate the Omnibus Plan and any award agreement at any time. However, no amendment or termination may adversely affect the rights of holders of outstanding awards without their consent unless necessary to comply with applicable law, and no award agreement may be amended to reprice any award.

Federal Income Tax Consequences

The following summary of the federal income tax consequences relating to the Omnibus Plan is based on present federal tax laws and regulations and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

Cash-Based Awards. A participant will recognize ordinary taxable income in the year he or she receives a Cash-Based Award under the Plan in the amount of the cash payment he or she receives. Similarly, TRX will generally recognize a tax deduction in the same amount for its fiscal year during which the cash payment is made to a participant.

Incentive Stock Options. A participant will generally have no tax consequences when he or she receives the grant of an incentive stock option (“ISO”). In most cases, a participant also will not have income tax consequences when he or she exercises an ISO. A participant may have income tax consequences when exercising an ISO if the aggregate fair market value of the shares of the common stock subject to the ISO that first become exercisable in any one calendar year exceeds $100,000. If this occurs, the excess shares (the number of shares the fair market value of which exceeds $100,000 in the year first exercisable) will be treated as though they are a nonqualified stock option (“NQSO”) instead of an ISO. When a participant exercises an option with respect to these shares, he or she will have the tax consequences described below with respect to the exercise of NQSOs. Additionally, subject to certain exceptions for death or disability, if a participant exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a NQSO. Further, the amount by which the fair market value of a share of the Common Stock at the time of exercise of the ISO exceeds the option price will likely be included in determining the participant’s alternative minimum taxable income and may cause the participant to incur an alternative minimum tax liability in the year of exercise.

A participant recognizes income when selling or exchanging the shares acquired from the exercise of an ISO in the amount of the difference between the fair market value at the time of the sale or exchange and the exercise price the participant paid for those shares. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date the common stock is acquired by the exercise of the ISO.

If a participant disposes of the common stock acquired by exercising an ISO before the holding periods expire, the participant will recognize compensation income. The amount of income will equal the difference between the option exercise price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the participant will recognize the difference as gain and will be taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the participant will recognize a capital loss equal to the excess of the option price over the sale price.

Using shares acquired by exercising an ISO to pay the option price of another option (whether or not it is an ISO) will be considered a disposition of the shares for federal tax purposes. If this disposition occurs before the expiration of the required holding periods, the option holder will have the same tax consequences as are described above in the preceding paragraph. If the option holder transfers any of these shares after holding them for the required holding periods or transfers shares acquired by exercising a NQSO or on the open market, he or she generally will not recognize any income upon exercise. Whether or not the transferred shares were acquired by exercising an ISO and regardless of how long the option holder has held those shares, the basis of the new shares received from the exercise will be calculated in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option’s exercise) is considered exchanged under Code Section 1036 and the related rulings; these new shares receive the same holding period and the same basis the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other nonstock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder’s holding period with respect to such shares commences upon exercise.

There will be no tax consequences to TRX when it grants an ISO or, generally, when a participant exercises an ISO. However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, TRX generally will have a tax deduction in the same amount.

Nonqualified Stock Options. A participant generally has no income tax consequences from the grant of NQSOs. Generally, in the tax year when the participant exercises the NQSO, he or she recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares, and that amount will be subject to FICA and FUTA taxes.

If a participant exercises a NQSO by paying the option price with previously acquired common stock, he or she will have federal income tax consequences (relative to the new shares received) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code Section 1036 and the related rulings, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the participant recognizes income on those new shares equal to their fair market value less any non-stock consideration tendered. The new shares equal to the number of the old shares tendered will have the same basis the participant had in the old shares and the holding period with respect to the tendered older shares will apply to the new shares. The excess new shares received will have a basis equal to the amount of income recognized on exercise, increased by any non-stock consideration tendered. The holding period begins on the exercise of the option.

The gain, if any, realized upon a subsequent disposition of the common stock will either be short- or long-term capital gain, depending on the holding period.

There will be no tax consequences to TRX when granting a NQSO. TRX generally will have a tax deduction in the same amount as the ordinary income recognized by the participant in TRX’s fiscal year in which or with which the participant’s tax year (of exercise) ends.

Stock Appreciation Rights. Neither the participant nor TRX has income tax consequences from the issuance of a stock appreciation right. The participant recognizes taxable income at the time the stock appreciation right is exercised in an amount equal to the amount by which the cash and/or the fair market value of the shares of the common stock received upon that exercise exceeds the amount paid, if any. The income recognized on exercise of a stock appreciation right will be taxable at ordinary income tax rates. TRX generally will be entitled to a tax deduction with respect to the exercise of a stock appreciation in an amount equal to the amount of ordinary income recognized by the participant upon such exercise.

Restricted Stock. A holder of restricted stock will recognize income upon its receipt, but generally only to the extent that it is not subject to a substantial risk of forfeiture. If the restricted stock is subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year only with respect to the shares that become nonforfeitable (vested) during that year. The income recognized will be equal to the amount the fair market value of those shares, determined as of the time that the restrictions on those shares lapse, exceeds the amount paid, if any. That income generally will be taxable at ordinary income tax rates.

A holder of restricted stock may elect instead to recognize ordinary income for the taxable year in which he or she receives an award of restricted stock in an amount equal to the fair market value of all shares of restricted stock awarded to him or her even if the shares are subject to forfeiture. Any such election must be made within 30 days after the transfer of the restricted stock to the holder. That income will be taxable at ordinary income tax rates. At the time of disposition of the shares, a holder who has made such an election will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. That gain will be taxable at the applicable capital gains rate. If the above election is not made, any dividends received with respect to shares of restricted stock that are subject at that time to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary income and not dividend income.

TRX generally will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the holder of the restricted stock. TRX’s deduction will be for TRX’s fiscal year during which the holder recognized income on the restricted stock.

Restricted Stock Units. A holder of restricted stock units will not recognize any income at the time a restricted stock unit is granted, nor will TRX be entitled to a deduction at that time. When payment on a restricted stock unit is made, the holder will recognize ordinary income in the amount equal to the fair market value of the common stock received or in the amount of cash received. TRX will be entitled to a deduction at the same time and in the same amount as the holder recognized as income.

Performance Shares or Performance Share Units. A participant generally will not recognize income upon the grant of performance shares or performance units. Upon payment for performance shares or units, a participant generally will recognize as ordinary income an amount equal to the fair market value of any unrestricted shares received or the amount of any cash received. TRX generally will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the participant.

Limitation on Company Deductions. No federal income tax deduction is allowed for TRX for any compensation paid to a “covered employee” in any taxable year of TRX to the extent that such compensation exceeds $1,000,000. For this purpose, “covered employees” are generally the chief executive officer of TRX and the four highest compensated officers of TRX, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or stock appreciation rights, or the receipt of restricted stock. This deduction limitation does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee’s gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified after that date. For this purpose, certain types of Awards under the Plan are designed to meet the requirements of performance-based compensation. It is intended that the Plan be administered in a manner that maximizes TRX’s tax deductions under Code Section 162(m).

Other Information

As of December 31, 2005, stock options granted under the Omnibus Plan to the named executive officers are shown in the Summary Compensation Table. During the year ending December 31, 2005, the current executive officers, as a group, have been granted a total of 970,000 options under the Omnibus Plan, the current non-employee directors, as a group, have been granted a total of 140,000 options and all other employees have been granted a total of 397,000 options. The Committee has not yet made any determination as to which eligible participants will be awarded options under the Omnibus Plan in the future, and therefore, it is not possible to determine for any persons or groups the benefits or amounts that will be received in the future under the Omnibus Plan. The closing price of TRX common stock on The NASDAQ National Market was $8.53 per share as of February 24, 2006.

Recommendation of Board of Directors

Our Board of Directors unanimously recommends that the shareholders vote “FOR” Proposal 2 to approve the TRX, Inc. Omnibus Incentive Plan.

PROPOSAL 3—APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

Background

Our shareholders are being asked to consider and vote on this proposal to approve the TRX, Inc. Employee Stock Purchase Plan (the “ESPP”). On April 11, 2000, the Board of Directors approved the adoption of the ESPP, which is an employee stock purchase plan, in order to provide all employees of TRX an opportunity to obtain an ownership interest in TRX, in compliance with Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). On June 15, 2005, the Board of Directors adopted an amendment and restatement of the ESPP, subject to shareholder approval, to (i) make the ESPP initially effective as of the first day of open trading of TRX’s common stock on The NASDAQ National Market or a national exchange and (ii) to specify the number of shares of common stock available under the ESPP. The purpose of the ESPP is to encourage employees to acquire an ownership interest in TRX, to serve as an incentive for employees’ efforts on behalf of TRX and to encourage employees to continue their employment with TRX.

The description of the ESPP below is a summary and is qualified in its entirety by reference to the provisions of the ESPP, which is attached as Appendix C to this proxy statement.

Description of the Plan

Administration and Stock Subject to ESPP. The ESPP will be administered by a committee appointed by our Board of Directors. Initially, the Compensation Committee has been appointed to administer the ESPP. Subject to the provisions of the ESPP, among other powers and duties, the Compensation Committee has the power to interpret the ESPP and to adopt and revise rules and regulations governing the ESPP. A total of 500,000 shares of our common stock are reserved for issuance under the ESPP, subject to adjustment by the Compensation Committee in the event of stock splits, recapitalizations and other similar corporate events.

Eligible Employees. All of our US employees will be eligible to enroll in the ESPP after 90 days of employment, except that the following employees will be excluded: (i) employees who are regularly scheduled to work twenty hours or less per week, (ii) employees who are regularly scheduled to work less than five months in a calendar year, and (iii) employees who would own five percent or more of our total combined voting power or value of our stock after purchase under the ESPP. As of December 31, 2005, the approximate number of employees eligible to participate in the ESPP was 842.

Operation of the Plan. The ESPP is designed to qualify as an “employee stock purchase plan” under Code Section 423. The ESPP provides for consecutive quarterly offering periods (or other periods of not more than twenty-seven months as determined by the Compensation Committee) during which participating employees can elect to have amounts withheld from their pay and used to purchase our common stock on the last business day of each offering period. Eligible employees may elect amounts between one percent and ten percent of their pay each payroll period (up to $15,000 per calendar year) to be applied to purchases under the ESPP. The purchase price of shares under the ESPP will generally be the average of 85% of the fair market value of our common stock over the trading days during the offering period, but not less than the lower of 85% of the fair market value of our common stock at the beginning or end of the offering period. Fair market value is defined in the ESPP as the closing price of a share of our common stock on the business day immediately preceding the determination date. An employee may elect to withdraw from the ESPP at any time, and if the employee dies or terminates employment he or she will automatically be removed from the ESPP. If the employee withdraws or is removed, the employee will receive a full refund of all amounts credited to the employee under the ESPP that have not been applied to the purchase of stock.

Amendment and Termination. The ESPP will terminate when all shares authorized to be issued under it have been exhausted. The Board of Directors may discontinue the ESPP at the end of any offering period, and may amend it from time to time. Amendments may be made without shareholder approval, except any amendment increasing the number of shares reserved under the ESPP, changing the class of eligible employees, materially increasing the benefits accruing to employees under the ESPP, or as otherwise required by Section 423 of the Code.

Federal Income Tax Consequences

The ESPP is intended to qualify as an “employee stock purchase plan” under Code Section 423. The following is a brief summary of the effect of federal income tax laws on options or stock purchase rights granted under the ESPP and is not intended to be exhaustive and does not discuss the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside. There is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.

Taxation of Employee Contributions. The amounts withheld from a participant’s pay under the ESPP will be taxable income and must be included in the participant’s gross income for federal income tax purposes in the year in which the amounts otherwise would have been received. Payments to the ESPP do not result in any tax deductions for a participant’s personal income tax return.

Taxation Upon Receipt and Exercise of Options. Participants do not recognize any income for federal income tax purposes either at the time an option is granted to contribute to the ESPP and purchase shares (the “Offering Commencement Date”) or at the time a participant acquires the shares (the “Offering Exercise Date”).

Taxation Upon Disposition of Shares Before End of Holding Periods. Under the federal income tax laws, favorable tax treatment of a disposition of shares acquired under the ESPP depends, in part, upon the length of time a participant holds the shares before disposing of them. To obtain some of the available federal income tax benefits, a participant must hold shares acquired under the ESPP for a period ending 2 years after the Offering Commencement Date (the “2-Year Period”) and 1 year after the Offering Exercise Date (the “1-Year Period”) (collectively, the “Holding Periods”). If, within the Holding Periods, the participant sells or otherwise disposes of shares acquired under the ESPP (other than by transfer at death), the participant must recognize ordinary income in the year of sale in an amount equal to the excess of:

(i) the fair market value of the shares on the Offering Exercise Date; over

(ii) the amount the participant paid for them under the ESPP (the “basis” in the shares).

Any profit realized in excess of the amount included in ordinary income will be taxed as a capital gain, and any loss realized after increasing the basis of the stock by the ordinary income recognized will be a capital loss. The capital gain or loss will be treated as “long-term” capital gain or loss if the participant has held the shares for at least 1 year before the sale or transfer. There may or may not be any difference in ordinary income and capital gain tax rates.

Taxation Upon Disposition of Shares Held for Holding Periods. If the participant sells or otherwise disposes of shares acquired under the ESPP after holding the shares for the Holding Periods, the participant must include as ordinary income in the year of sale an amount equal to the lesser of:

(i) 15% of the fair market value of the shares on the Offering Commencement Date or the amount of the actual discount on the purchase; or

(ii) the excess of the fair market value of the shares at the time the participant sells the shares over the amount the participant paid for them (the “basis”).

If shares are sold, their fair market value at the time of sale generally will be the sale price. Any gain realized in excess of the amount included in ordinary income will be taxed as a long-term capital gain. Any loss resulting from the sale will be treated as a long-term capital loss.

Taxation Upon Transfer of Shares at Death. If a participant dies while owning shares, he or she will be taxed in the year of death as though he or she disposed of the shares after holding them for the Holding Periods, except that no capital gain or capital loss will be realized upon the disposition.

Taxation of Dividends and Interest. Any dividends received by a participant with respect to shares acquired under the ESPP and all interest paid with respect to his or her account, whether used to purchase the Common Stock or received by the participant pursuant to the withdrawal of the amount in the account, will be treated as ordinary income.

Tax Deduction for Company Upon Sale of Shares within Holding Periods. TRX does not receive any income tax deduction as a result of the purchase of shares pursuant to the ESPP, except when the shares are sold within the Holding Periods. In that event, TRX would be entitled to a deduction equal to the amount included as the participant’s ordinary income with respect to the sale of shares.

Other Information

A determination cannot be made as to which eligible participants will participate in the ESPP in the future, and therefore, it is not possible to determine for any persons or groups the benefits or amounts that will be received in the future under the ESPP. The closing price of TRX common stock on The NASDAQ National Market was $8.53 per share as of February 24, 2006.

Recommendation of Board of Directors

Our Board of Directors unanimously recommends that the shareholders vote “FOR” Proposal 3 to approve the TRX, Inc. Employee Stock Purchase Plan.

PROPOSAL 4—APPROVAL OF EXECUTIVE ANNUAL INCENTIVE PLAN

Background

Our shareholders are being asked to consider and vote on this proposal to approve the TRX, Inc. Executive Annual Incentive Plan (the “Incentive Plan”). Subject to shareholder approval, effective as of January 1, 2006, the Board of Directors has adopted the Incentive Plan. The purpose of the Incentive Plan is to (i) provide annual cash incentives and rewards for the executive officers of TRX and (ii) to attract and retain qualified executives by providing them with incentives for their efforts to achieve the financial or strategic objectives of TRX.

The description of the Incentive Plan below is a summary and is qualified in its entirety by reference to the provisions of the Incentive Plan, which is attached as Appendix D to this Proxy Statement.

Description of the Incentive Plan

Administration. A subcommittee of the Compensation Committee of the Board of Directors, which consists solely of “outside directors,” as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), administers the Incentive Plan. Among other powers and duties, this subcommittee of the Compensation Committee (referred to in this proposal as the “Committee”) determines the eligible individuals to receive performance awards and establishes the terms and conditions of all performance awards.

Eligibility. Performance awards may be awarded under the Incentive Plan to the chief executive officer, chief operating officer, chief financial officer and any executive vice president of TRX. As soon as possible after the beginning of each plan year, the Committee determines those employees, either by name or by position, that are eligible to participate in the Incentive Plan for that year. Eight executive officers are eligible to participate in the Incentive Plan. Because performance awards are within the Committee’s discretion to award, it is not possible to determine what future performance awards participants will receive under the Incentive Plan. For a description of the performance measures and related performance awards established for fiscal year 2006, see “Other Information” below.

Performance Awards. Performance awards are cash bonuses usually determined as a percentage of the participant’s base rate of salary prorated over the plan year. Within 90 days of the beginning of the plan year, the Committee will establish the performance measures and the target levels for the related performance awards. The Committee may establish these performance measures and awards at minimum, target and maximum levels, and the performance measures may be based on the participant’s individual performance as well as the performance of TRX. In no event will a performance award to any one participant exceed $1,000,000. As soon as possible after the end of a plan year, the Committee will certify whether the performance measures were met. Subject to the approval of the Board of Directors, the Committee will award the participant the performance award based on the attainment of the performance measures. The performance awards will be paid in cash to the participant as soon as possible after the Committee certifies that the performance measures were met and the performance awards are approved. If a participant’s employment with TRX terminates prior to the end of a plan year, the participant will not be eligible to receive a performance award for that plan year. If a change of control of TRX occurs, each participant will receive a lump sum cash payment of any performance award based on the level of performance measures that have been attained as of the date of the change in control. TRX intends that the performance awards under the Incentive Plan satisfy the requirements of Code Section 162(m) for performance-based compensation.

Performance measures may include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin;

(viii) earnings per share; (ix) growth; (x) return on shareholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total shareholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, cost or liability by category, operating unit or any other delineation. Performance measures may relate to TRX and/or one or more of its affiliates, one or more of its divisions or units or any combination of the above, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination of the same, all as the Committee determines. In addition, to the extent consistent with the requirements of Code Section 162(m), the performance measures may be calculated without regard to extraordinary items.

Amendment and Termination. Our Board of Directors may amend or terminate the Incentive Plan at any time, subject to shareholder approval if necessary to continue to qualify performance awards as performance-based compensation under Code Section 162(m). However, no amendment or termination will affect the payment of a performance award for a year already ended.

Federal Income Tax Consequences

The following summary of the federal income tax consequences relating to the Incentive Plan is based on present federal tax laws and regulations and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

Performance Awards. A participant will generally recognize ordinary taxable income in the year he or she receives a cash performance award under the Incentive Plan in the amount of the cash payment he or she receives. Similarly, TRX will generally recognize a tax deduction in the same amount for its fiscal year during which the cash payment is made to a participant.

Limitation on Company Deductions. No federal income tax deduction is allowed for TRX for any compensation paid to a “covered employee” in any taxable year of TRX to the extent that such compensation exceeds $1,000,000. For this purpose, “covered employees” are generally the chief executive officer of TRX and the four highest compensated officers of TRX, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or stock appreciation rights, or the receipt of restricted stock. This deduction limitation does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee’s gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified after that date. For this purpose, the performance awards under the Incentive Plan are designed to meet the requirements of performance-based compensation. It is intended that the Incentive Plan be administered in a manner that maximizes TRX’s tax deductions under Code Section 162(m).

Other Information

On February 10, 2006, the Committee established corporate performance measures based on the Company’s core revenue, adjusted earnings before all interest expense, taxes, depreciation and amortization (“EBITDA”) and free cash flow for fiscal year 2006. The chief executive officer will be eligible for a performance award from 50% up to 125% of his base salary, depending on the actual performance measures attained by the Company.

Other executive officers will be eligible for performance awards from 25% up to 75% of base salary depending on the performance measures actually attained by the Company for the fiscal year. However, if the minimum performance measures established by the Committee are not met, then no performance awards will be paid to any officer under the Plan for fiscal year 2006. Performance awards may never be increased above the maximum amount established by the Committee. All awards recommended by the Committee are subject to final Board of Directors approval.

Recommendation of Board of Directors

Our Board of Directors unanimously recommends that the shareholders vote “FOR” Proposal 4 to approve the TRX, Inc. Executive Annual Incentive Plan.

REPORT OF THE AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board of Directors in its oversight and monitoring of our financial reporting and auditing process. The Audit Committee Charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee Charter is filed as Appendix A to this Proxy Statement and is available on our website at www.trx.com.

Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with US generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee held two meetings during the period from September 27, 2005, the effective date of our initial public offering, to December 31, 2005 and took one action by unanimous consent in lieu of a meeting on September 27, 2005. Representatives of Deloitte & Touche LLP, our independent registered public accounting firm, attended each meeting of the Audit Committee that involved the discussion of financial statements. The Audit Committee reviewed and discussed with management and Deloitte & Touche LLP our audited financial statements for the year ended December 31, 2005 and our unaudited quarterly financial statements for the quarter ended September 30, 2005 and discussed Deloitte & Touche LLP’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61 (as amended), other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission, and other applicable regulations.

The Audit Committee also received the written disclosures and the letter from Deloitte & Touche LLP that are required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) regarding the firm’s independence from our management and has discussed with Deloitte & Touche LLP its independence. The Audit Committee considered whether the services provided by Deloitte & Touche LLP for the year ended December 31, 2005 are compatible with maintaining their independence. The Board of Directors has delegated to the Audit Committee the authority to approve the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2006.

Based upon its review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee:

Harry A, Feuerstein (Chairman)

John F. Davis, III

Johan G. (“Joop”) Drechsel

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The following table shows the fees earned by Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates, for the audit and other services provided that related to the fiscal years ended December 31, 2005 and 2004.

	2005	2004
Audit Fees	$734,100	$220,500
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

Total	$734,100	$220,500

Audit Fees. Audit fees for the fiscal years ended December 31, 2005 and 2004 were for professional services rendered for audits of our annual financial statements, review of our quarterly financial statements included in our Quarterly Report on Form 10-Q and regulatory related professional services rendered for our initial public offering of common stock on September 27, 2005.

The audit committee of the Board of Directors has determined that the provision of these services is compatible with the maintenance of the independence of Deloitte & Touche LLP.

Pre-approval Policies and Procedures

The audit committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. The pre-approval policy is detailed as to the particular service or category of services and is subject to a specific budget. The services include the engagement of the independent registered public accounting firm for audit services, audit-related services, and tax services.

If TRX has a need to engage the independent registered public accounting firm for other services, which are not considered subject to the general pre-approval as described above, then the audit committee must approve such specific engagement as well as the projected fees. If the timing of the project requires an expedited decision, then the audit committee has delegated to the Chairman of the committee the authority to pre-approve such engagement, subject to fee limitations. The Chairman must report all such pre-approvals to the entire audit committee for ratification at the next committee meeting.

SHAREHOLDER PROPOSALS

Shareholders’ proposals, other than nominations for the Board of Directors, intended to be presented at the 2007 Annual Meeting of Shareholders must be delivered to our offices at 6 West Druid Hills Drive, Atlanta, GA 30329, addressed to the Secretary, no later than November 17, 2006, in order to be considered for inclusion in our proxy statement and form of proxy pursuant to Rule 14a-8 of the SEC’s proxy rules, for that meeting. In accordance with Article II, Section 8 of our bylaws, any proposals presented by a shareholder must satisfy all of the conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In accordance with Article II, Section 8(a)(2) of our bylaws, a shareholder who presents a proposal for nominations for the Board of Directors, must deliver written notice to the compensation, corporate governance, and nominating committee at the address above, addressed to the Secretary no later than the 90th day (December 17, 2006) prior to the first anniversary of the date that our proxy statement was released to our shareholders in connection with the preceding year’s annual meeting of shareholders. Pursuant to Article II, Section 8(a)(3) of our bylaws, a shareholder who presents a proposal for an annual meeting, other than nominations for the Board of Directors, must deliver written notice to us at the address above, addressed to the Secretary, no later than the 120th day (November 17, 2006) prior to the first anniversary of the date that our proxy statement was released to our shareholders in connection with the preceding year’s annual meeting of shareholders. The notice must include the information required by Article II, Section 8(b) of the bylaws.

CODE OF ETHICS

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer. A current copy of our Code of Business Conduct and Ethics is available on our website at www.trx.com.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

In some cases, only one copy of the proxy statement and the annual report is being delivered to multiple shareholders sharing an address. However, this delivery method, called “householding,” is not being used if we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and the annual report to a shareholder at a shared address to which a single copy of the documents were delivered. To request a separate delivery of these materials now or in the future, a shareholder may submit a written request to Secretary, TRX, Inc., 6 West Druid Hills Drive, Atlanta, Georgia 30329. Additionally, any shareholders who are presently sharing an address and receiving multiple copies of the proxy statement and annual report and who would prefer to receive a single copy of such materials may instruct us accordingly by directing that request to us in the manner provided above.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board of Directors of TRX knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of TRX.

By Order of the Board of Directors.

JOHAN G. (“JOOP”) DRECHSEL

Chairman of the Board

Atlanta, Georgia

March 17, 2006

TRX is mailing its 2006 Annual Report to its shareholders with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

APPENDIX A

Audit Committee Charter

CHARTER OF THE

AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

TRX, INC. (THE “COMPANY”)

I. Statement of Policy

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company shall provide assistance to the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company’s financial statements, (ii) compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Independent Auditors’ (as defined in Section VI below) and (iv) the performance of the Company’s internal audit function. To this end, the Committee shall maintain free and open communication with the Board, the Independent Auditors, the Company’s Chief Financial Officer, the Company’s Chief Compliance Officer and the financial management of the Company. The Committee shall also prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

As an oversight body, the Committee does not have responsibility for day-to-day operations and financial reporting. The Committee is not responsible for planning or conducting audits or to determine that the Company’s financial statements are fairly stated in all material respects and are in accordance with generally accepted accounting principles; rather, this is the responsibility of management and the Independent Auditors. The Committee will require that each of management and the Independent Auditors establish to the Committee’s satisfaction that appropriate actions have been taken and procedures followed in order for the financial statements to be fairly stated in all material respects and in accordance with generally accepted accounting principles.

II. Organization and Membership

The Committee shall be comprised of a minimum of three directors, each of whom (i) must be an “Independent Director” (as defined in Section VI below) and (ii) must not have participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three years. Provided, however, the Company shall be permitted to phase-in its compliance with the foregoing independent committee requirements as permitted by the rules of the Securities and Exchange Commission and the applicable exchange or market listing rules. As of July 2005, the current rules require at least one independent member at the time of listing, a majority of independent members within 90 days of listing and all independent members within one year of listing.

The full Board shall appoint the initial members of the Committee at a meeting called for such purpose, each of whom shall serve until the Board’s next annual meeting. Members of the Committee shall thereafter be appointed by the full Board at the Board’s annual meeting and shall serve one-year terms. Upon the removal or resignation of a member, the full Board may appoint a successor to serve the remainder of the unexpired term. One member of the Committee will be appointed chairperson by the Board. The Committee shall have the power to create subcommittees with such powers as the Committee shall from time to time confer.

III. Qualification

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member must be a “Financial Expert” (as defined in Section VI below). The Financial Expert will be identified in the minutes of the Committee and of the Board.

IV. Meetings

The Chairperson of the Committee will establish the agenda for each Committee meeting. The Committee will hold at least four meetings per year or more frequently as circumstances dictate. As part of its responsibilities to foster open communication, the Committee will meet at least quarterly with management, the

Chief Financial Officer, the Chief Compliance Officer and the Independent Auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately.

V. Powers and Responsibilities

Auditors and Auditor Independence

The Committee will:

1.	Have the sole power to select and hire the Independent Auditors to audit the consolidated financial statements of the Company and its subsidiaries and advise the Independent Auditors that they are accountable to the Board and the Committee as representatives of the shareholders.

2.	Have the sole power to approve the Independent Auditors’ fees.

3.	Assess all relationships of the Independent Auditors with the Company to determine their independence. Such assessment should include the review on an annual basis of a formal written statement from the Independent Auditors that discloses all relationships between the Independent Auditors and its related entities and the Company and its related entities, consistent with Independence Standards Board Standard No. 1.

4.	Discuss with the Independent Auditors any disclosed relationship or services that may impact its objectivity and independence and take appropriate action to oversee the independence of the Independent Auditors.

5.	Have the power to discharge the Independent Auditors when circumstances warrant.

6.	Have the power to resolve disagreements between management and the Independent Auditors regarding financial reporting.

7.	Have the sole power to approve all audit and non-audit services provided by the Independent Auditors, except those services prohibited by law. The Committee must approve all of these services prior to the Company’s receipt of such services. All approved non-audit services shall be disclosed in the Company’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended.

8.	Have the power to hire and determine the fees and other retention terms for legal, accounting and other advisors to the Committee as it sees fit without Board approval.

9.	Present an evaluation of the Independent Auditor’s qualifications, performance and independence to the Board annually. To be in a position to make such evaluation, the Committee shall:

(a)	At least annually, obtain and review a report by the Independent Auditors describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the Independent Auditors and the Company.

(b)	Review and evaluate the lead partner of the Independent Auditors.

(c)	Review the Independent Auditor’s performance with the Company’s management and internal auditors.

(d)	Ensure that the lead and concurring audit partner have not performed audit services to the Company in any capacity for more than five consecutive years, with a five year “time out” period after rotation.

(e)	Ensure that significant audit partners, as defined by the SEC, have not performed audit services to the Company in any capacity for more than seven consecutive years, with a two year “time out” period after rotation.

2

(f)	Consider whether, in order to assure continuing auditor independence, there should be a regular rotation of the Independent Auditors.

10.	Set clear hiring policies for employees or former employees of the Independent Auditors, in positions involving a Financial Reporting Oversight Role (as defined in Section VI below), if such person was employed by the Independent Auditors and participated in any capacity in the audit of the Company during the one year period preceding the date of initiation of such audit.

Financial Reporting

The Committee will:

1.	Meet with the Independent Auditors, internal auditors and financial management of the Company prior to the annual audit to review the scope and audit procedures of the proposed audit and, at the completion of the audit, meet again with the Independent Auditors to review audit results and discuss the Independent Auditors’ judgment, comments and recommendations about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting, including communications required by Statement on Auditing Standards No. 61, “Communications with Audit Committees”, as amended.

2.	Review the annual audited financial statements and quarterly financial statements with management and the Independent Auditors (both with and separate from management), including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to filing each Form 10-Q and Form 10-K.

3.	Obtain and review a report of the Independent Auditors prior to the filing of the Form 10-K or the release of any audited financial statements of the Company with respect to:

(a)	all critical accounting policies and practices to be used;

(b)	all alternative treatments of financial information within generally accepted accounting principles (GAAP) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditors; and

(c)	other material written communications between the Independent Auditors and management, such as any management letter or schedule of unadjusted differences.

4.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the Independent Auditors, management or the internal audit function.

5.	Review with the Independent Auditors, the internal audit function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

6.	Discuss with the Independent Auditors its evaluation of the Company’s financial, accounting and auditing personnel and the cooperation that the Independent Auditors received during the course of its audit, and any audit problems or difficulties, including any restrictions on the scope of work or access to required information and management’s response to the problem or difficulty.

7.	Establish regular and separate systems of reporting to the Committee by each of management, the Independent Auditors and the internal audit function regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

8.	Discuss the guidelines and policies with respect to the Company’s financial risk assessment and risk management policies with management.

3

Internal Controls and Process Improvement

The Committee will:

1.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

2.	Establish procedures for the confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.	Review with the Independent Auditors, the Company’s internal audit function, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures would be desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Review the performance and effectiveness of the Company’s internal audit function, including its budget, staffing, organization, independence and proposed audit plans for the year.

5.	Review at each meeting a summary of findings from completed internal audits and a progress report on the proposed internal audit plan.

6.	Review with the Chief Executive Officer and the Chief Financial Officer the contents of their respective certifications required by Section 302 of the Sarbanes-Oxley Act of 2002.

7.	Review any information and reports, as appropriate, from the Disclosure Controls Committee.

Miscellaneous

The Committee will:

1.	Oversee the Company’s compliance program, including meeting with, and receiving reports from, the Company’s Chief Compliance Officer and review and approve the annual compliance program.

2.	Review with an appropriate officer of the Company and/or outside counsel, on not less than a semiannual basis, all material litigation and other significant legal matters that may have a material impact on the Company’s financial statements and compliance policies and programs.

3.	Review and pre-approve any related-party transaction. These include transactions in which any of the following persons has a direct or indirect material interest: a director or officer of the Company, a nominee for director, an owner of more than 5% of the outstanding shares of any class of stock or a Family Member of any of the foregoing persons.

4.	Review and update the Committee’s Charter annually or as circumstances dictate and submit any suggested changes to the Board for its review.

5.	Report to the Board on a regular basis and submit minutes of all meetings to the Board.

6.	Cooperate in an annual performance evaluation of the Committee.

7.	Post this Charter on the Company’s website.

8.	Oversee and review the Company’s activities relating to the Company’s investments.

9.	Perform any other activities consistent with this Charter, the Company’s Articles of Incorporation and Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

VI. Definitions

1.	For purposes of this Charter, the term “Family Member” includes a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home (other than domestic employees).

4

2.	For purposes of this Charter, the term “Financial Expert” means a person who has the following attributes:

(a)	an understanding of generally accepted accounting principles (GAAP) and financial statements;

(b)	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(c)	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of Issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(d)	an understanding of internal controls and procedures for financial reporting; and

(e)	an understanding of audit committee functions.

The person shall have acquired such attributes through:

(a)	education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(b)	experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(c)	experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(d)	other relevant experience.

3.	For purposes of this Charter, the term “ financial Reporting Oversight Role” means a role in which a person is in a position to or does exercise influence over the contents of the financial statements or anyone who prepares them, such as when the person is a member of the board of directors or similar management or governing body, chief executive officer, president, chief financial officer, executive vice president, general counsel, chief accounting officer, controller, director of internal audit, director of financial reporting, treasurer or any equivalent position.

4.	For purposes of this Charter, the term “Independent Auditors” will mean, as and when required by the Sarbanes-Oxley Act of 2002, a public accounting firm registered with the Public Company Accounting Oversight Board, and as otherwise defined by the SEC. Until such time, “Independent Auditors” shall mean an independent legal entity engaged in the practice of public accounting or preparing or issuing audit reports.

5.	For purposes of this Charter, the term “Independent Director” means: a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company’s Board of Directors, would interfere with or appear to interfere with the exercise of independent judgment in carrying out the responsibilities of a member of the Committee or a director. The following persons shall not be considered independent:

(a)	a director who is, or at any time during the past three years was, employed by the Company or any parent or subsidiary of the Company;

(b)	a director who accepted or who has a family member (as defined above) who accepted any payments from the Company or any parent or subsidiary of the Company, in excess of $60,000 during any period of 12 consecutive months within the three years preceding the determination of independence, other than:

(i)	compensation for board or board committee services;

(ii)	payments arising solely from investments in the Company’s securities;

5

(iii)	compensation paid to a family member who is a non-executive employee of the Company or a parent or subsidiary of the Company;

(iv)	benefits under a tax-qualified retirement plan or non-discretionary compensation;

(v)	loans from a financial institution provided that the loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, (3) did not involve more than a normal degree of risk or other unfavorable factors, and (4) were not otherwise subject to the specific disclosure requirements regarding certain relationships and related party transactions under Item 404 of Regulation S-K;

(vi)	payments from a financial institution in connection with the deposit of funds or the financial institution acting in an agency capacity, provided such payments were (1) made in the ordinary course of business, (2) made on substantially the same terms as those prevailing at the time for comparable transactions with the general public, and (3) not otherwise subject to the disclosure requirements regarding certain relationships and related party transactions under Item 404 of Regulation S-K; or

(vii)	loans to executives permitted under Section 13(k) of the Securities Exchange Act of 1934, as amended;

(c)	a director who is a family member of an individual who is, or at any time during the past three years was, employed by the Company, or any parent or subsidiary of the Company, as an executive officer;

(d)	a director who is, or who has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than those arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

(e)	a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the Company’s executive officers serve or served on the compensation committee of such other entity; or

(f)	a director who is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during the past three years.

Additionally, the following enhanced “Independent Director” requirements apply to members of the Audit Committee. Each member of the Audit Committee must meet the following requirements:

(a)	Does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof (fees shall not include fixed amounts of compensation under a retirement plan for prior service and fees related to service on the board or a committee thereof);

(b)	Is not an affiliated person of the Company or any subsidiary thereof; and

(c)	Is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

For purposes of this Charter, indirect compensation includes, for example, compensation paid by the Company to a consulting firm, investment bank, financial advisory firm, accounting firm, or law firm with which a director serves as an executive officer, partner, or similar position. Additionally, a person shall be deemed affiliated with the Company if such person, directly or indirectly, controls, or is controlled by, or is under common control with, the Company. A person shall not be deemed to be in control of the Company if such person is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the Company and such person is not an executive officer of the Company.

6

APPENDIX B

TRX, Inc. Omnibus Incentive Plan

TRX, INC.

OMNIBUS INCENTIVE PLAN

1

2

3

TRX, INC.

OMNIBUS INCENTIVE PLAN

ARTICLE I

PLAN INFORMATION

1.1	Amendment and Restatement of the Plan. TRX, Inc. (the “Company”) hereby amends and restates the TRX, Inc. 2000 Stock Incentive Plan (the “Plan”) into a new document and renames the Plan as the TRX, Inc. Omnibus Incentive Plan (the “Omnibus Plan”), as set forth in this document, effective as of July 11, 2005.

1.2	General Purpose. The purpose of the Omnibus Plan is to further the growth and development of the Company by encouraging certain employees, nonemployee directors, consultants and advisors of the Company and its Affiliates to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Omnibus Plan will provide such persons with an added incentive to continue in the employ of the Company and its Affiliates, provide employees with an added incentive to stimulate their efforts in promoting the growth, efficiency and profitability of the Company and its Affiliates, and help to attract outstanding employees and nonemployee directors to the service of the Company and its Affiliates.

1.3	Awards Available Under the Omnibus Plan. The Omnibus Plan permits Awards of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Cash-Based Awards. The types of Stock Options permitted under the Omnibus Plan are incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”).

1.4	Intended Tax Effects of Awards. The Company intends that ISOs granted under the Omnibus Plan qualify as incentive stock options under Code §422. NQSOs are options that do not qualify as ISOs and are subject to taxation under Code §83. Awards of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, and Performance Units are subject to taxation under Code §83. Cash-Based Awards are subject to taxation under Code §61. It is intended that some Awards under the Omnibus Plan will qualify as performance-based compensation under Code §162(m).

1.5	Effective Date and Term of the Omnibus Plan. The Board of Directors of the Company originally adopted the prior Plan document on January 13, 2000. The Board of Directors approved the restatement of the prior Plan into the Omnibus Plan by Unanimous Consent, to become effective as of July 11, 2005 (the “Effective Date”), contingent upon the approval of the shareholders of the Company. Unless earlier terminated by the Board pursuant to the provisions of Section 12.6 hereof, the Omnibus Plan shall remain in effect until the tenth anniversary of January 13, 2000, the date the Plan was originally approved by the Board. Notwithstanding its termination, the Omnibus Plan shall remain in effect with respect to outstanding Awards as long as any Awards are outstanding.

1.6	Operation, Administration and Definitions. The operation and administration of the Omnibus Plan are subject to the provisions of this plan document. Capitalized terms used in the Omnibus Plan are defined in Article II below or may be defined within the Omnibus Plan.

1.7	Legal Compliance. The Omnibus Plan is intended to comply with the requirements for ISOs under Code §422, for exemption of stock options under the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, and with the requirements for performance-based compensation under Code §162(m).

ARTICLE II

PLAN DEFINITIONS

For purposes of the Omnibus Plan, the terms listed below are defined as follows:

2.1	1933 Act means the Securities Act of 1933, as amended.

2.2	1934 Act means the Securities Exchange Act of 1934, as amended.

4

2.3	Affiliate means an entity that, directly or indirectly, controls, is controlled by, or is under common control with the Company, pursuant to the provisions of Rule 12b-2 of the 1934 Act.

2.4	Award Agreement means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to the Award granted under the Omnibus Plan, and may be in the form of a Stock Option Agreement, a Stock Appreciation Right Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement, Performance Share Agreement, Performance Unit Agreement, or Cash-Based Award Agreement, as applicable.

2.5	Award means any award or benefit granted to any Participant under the Omnibus Plan, including, without limitation, the grant of Stock Options and/or Stock Appreciation Rights or the award of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or Cash-Based Awards.

2.6	Base Value shall mean the Fair Market Value of a share of Common Stock subject to a Stock Appreciation Right on the date of grant of the Stock Appreciation Right.

2.7	Board or Board of Directors means the Board of Directors of the Company.

2.8	Cash-Based Award means an Award granted under the Omnibus Plan that provides that, upon completion of specified performance goals based on Performance Measures, the Participant shall be entitled to a payment in cash.

2.9	Cause means:

(A)	willful and continued failure to substantially perform his duties with the Company within fifteen (15) days after a written demand for substantial performance is delivered to the Employee which identifies the manner in which the Company believes that the Employee has not substantially performed his duties;

(B)	unlawful or willful misconduct which is economically injurious to the Company or to any entity in control of, controlled by or under common control with the Company (and its successors);

(C)	conviction of, or a plea of guilty or nolo contendere, to a felony charge;

(D)	habitual drug or alcohol abuse that impairs the Employee’s ability to perform the essential duties of his position;

(E)	an act of embezzlement or fraud;

(F)	competition with the business of the Company either directly or indirectly;

(G)	breach of any provision of an employment contract with the Company;

(H)	failure to comply with the decisions of the Company; or

(I)	failure to discharge a duty of loyalty to the Company.

2.10	Change in Control “Change of Control” shall mean the occurrence of any of the following events following the Effective Date of this Plan:

(A)	Acquisition of Substantial Percentage. The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control:

(1)	any acquisition directly from the Company;

(2)	any acquisition by the Company or any of its Affiliates; or

(3)	any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates;

5

provided further, that if any such individual, entity or group subsequently becomes required to or does report its ownership of Outstanding Common Stock and Outstanding Voting Securities on Schedule 13D (or any successor Schedule) then, for purposes of this Section, such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so file, beneficial ownership of all of the Outstanding Common Stock and Outstanding Voting Securities beneficially owned by it on such date; or

(B)	Change of Majority of Board Members. During any consecutive twelve (12) month period, individuals who, as of the beginning of that period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents; or

(C)	Reorganization, Merger or Consolidation. There is consummated a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Group Common Stock and Outstanding Group Voting Securities immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation (or any parent thereof) in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Group Common Stock and the Outstanding Group Voting Securities, as the case may be; or

(D)	Disposition of Assets. Consummation of the sale or other disposition of all or substantially all of the assets of the Company.

2.11	Code means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code includes reference to any successor provision of the Code.

2.12	Committee shall mean the committee appointed by the Board pursuant to Section 3.2 hereof to administer and interpret the Omnibus Plan in accordance with Article III below. In the event the Board has not appointed a committee, the Board (or if required for Code Section 162(m) and Rule 16b purposes, the nonemployee and outside members of the Board) shall serve as the Committee.

2.13	Common Stock means the common stock of the Company.

2.14	Company means TRX, Inc., a Georgia corporation, and any successor thereto.

2.15	Disability means a Participant’s eligibility to receive long-term disability benefits under a plan sponsored by the Company or an Affiliate, or if no such plan is applicable, a Participant’s inability (with or without accommodation) to engage in the essential functions of his or her duties due to a medically-determinable physical or mental impairment, illness or injury, which can be expected to result in death or to be of long-continued and indefinite duration.

2.16	Effective Date means the effective date of this amendment and restatement of the Omnibus Plan, which is July 11, 2005, subject to shareholder approval.

2.17	Employee means any common law employee of the Company or an Affiliate and who is actively employed at the time Awards are made. As required by law, only Employees of the Company and any “parent” or “subsidiary” of the Company (as those terms are defined in Code §424) are eligible to receive ISOs.

2.18	Exercise Price means the purchase price of the shares of Common Stock underlying a Stock Option.

6

2.19	Fair Market Value of the Common Stock as of a date of determination shall mean the following, unless otherwise determined and specified by the Committee at the time of grant of an Award:

(A)	Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or NASDAQ National Market System on the business day immediately preceding the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices of a share on the business day immediately preceding the date of determination.

(B)	Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of a share of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of a share of the Common Stock on the most recent date before the date of determination on which trading occurred.

(C)	Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the NASDAQ National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts and circumstances, including any recent sales and purchases of such Common Stock to the extent they are representative, any facts related to the Company’s financial situation, the average of the high and low sales prices or the bid and asked prices of the Common Stock reflected in a traded exchange or market on a date within a reasonable period before the date of determination, or opinions of independent experts as to value.

The Committee’s determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Omnibus Plan.

2.20	Freestanding SAR means an SAR that is granted independently of an Options, as described in Article VIII hereof.

2.21	Incentive Stock Option or ISO means an option to purchase shares of Common Stock granted under Article VII hereof and which is designated as an incentive stock option and which is intended to meet the requirements of Code §422.

2.22	Insider shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the 1934 Act, all as defined under Section 16 of the 1934 Act.

2.23	Nonqualified Stock Option or NQSO means an option to purchase shares of Common Stock granted under Article VII herein and which is not an incentive stock option within the meaning of Code §422.

2.24	Option means an Incentive Stock Option or a Nonqualified Stock Option.

2.25	Participant means a Recipient who has been selected to receive an Award, or respect to whom an Award is outstanding, under the Omnibus Plan.

2.26	Performance Measures means any one or more of the criteria or measurements by which specific performance goals may be established and performance may be measured, as determined by the Committee in its discretion, pursuant to the provisions of Sections 5.1 and 5.2.

7

2.27	Performance Share means an Award of the right to receive one share of Common Stock in the future, subject to such conditions, restrictions and contingencies as the Committee determines, including specifically the satisfaction of specified Performance Measures.

2.28	Performance Unit means an Award of the right to receive a payment, subject to such conditions, restrictions and contingencies as the Committee determines, including specifically the satisfaction of specified Performance Measures.

2.29	Recipient shall mean any individual Employee, nonemployee director, consultant and advisor to the Company who is granted an Award under the Plan.

2.30	Restricted Stock means an Award of Common Stock subject to such conditions, restrictions and contingencies as the Committee determines, including the satisfaction of specified Performance Measures.

2.31	Restricted Stock Unit means an Award of the right to receive one share of Restricted Stock, subject to such conditions, restrictions and contingencies as the Committee determines.

2.32	Omnibus Plan means this TRX, Inc. Omnibus Incentive Plan.

2.33	Stock Appreciation Right or SAR means an Award, granted alone as a Freestanding SAR or as a Tandem SAR, representing a Participant’s right to receive a payment in an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to such SAR (or portion thereof) exercised over the Base Value of those shares under the SAR.

2.34	Stock Option means an ISO or NQSO, as applicable, granted to a Employee under the Omnibus Plan.

2.35	Tandem SAR means an SAR that is granted in connection with a related Stock Option pursuant to Article VIII herein, the exercise of which shall require forfeiture and cancellation of the right to purchase a share of Common Stock under the related Stock Option (and when a share of Common Stock is purchased under the Stock Option, the Tandem SAR shall be similarly cancelled).

ARTICLE III

PLAN ADMINISTRATION

3.1	General Administration. The Omnibus Plan shall be administered and interpreted by the Committee (as designated pursuant to Section 3.2). Subject to the express provisions of the Omnibus Plan, the Committee shall have authority to interpret the Omnibus Plan, to prescribe, amend and rescind rules and regulations relating to the Omnibus Plan, to determine the terms and provisions of the Agreements by which Awards shall be evidenced (which shall not be inconsistent with the terms of the Omnibus Plan), and to make all other determinations necessary or advisable for the administration of the Omnibus Plan, all of which determinations shall be final, binding and conclusive.

3.2	Appointment of Committee. The Board shall appoint the Committee from among its nonemployee members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more nonemployee directors who shall meet the following requirements:

(A)

Disinterested Administration for Rule 16b-3 Exemption. During the period any director is serving on the Committee, he shall not be (i) an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the 1934 Act; (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a); and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b). The requirements of this subsection

8

are intended to comply with Rule 16b-3 under Section 16 of the 1934 Act or any successor rule or regulation, and shall be interpreted and construed in a manner which assures compliance with said Rule. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Omnibus Plan shall be deemed modified in a similar manner.

(B)	Outside Director Rule for Compliance with Code Section 162(m). No director serving on the Committee may be a current employee of the Company or a former employee of the Company (or any corporation affiliated with the Company under Code §1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the director serves on the Committee. Furthermore, no director serving on the Committee shall be or have ever been an officer of the Company (or any Code §1504 affiliated corporation), or shall receive remuneration (directly or indirectly) from such a corporation in any capacity other than as a director. The requirements of this subsection are intended to comply with the “outside director” requirements of Treas. Reg. §1.162-27(e)(3) or any successor regulation, and shall be interpreted and construed in a manner which assures compliance with the “outside” director requirement of Code §162(m)(4)(C)(i). To the extent Code Section 162(m) or the regulations issued thereunder are modified to reduce or increase the restrictions on who may serve on the Committee, the Omnibus Plan shall be deemed modified in a similar manner.

3.3	Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

3.4	Individuals Eligible for Awards. The individuals eligible to receive Awards hereunder shall be (i) active Employees of the Company who are in “good standing” (as defined below), including such Employees who are also members of the Board of the Company, (ii) any nonemployee Directors of the Company or an Affiliate, and (iii) any consultants and/or advisors who are independent contractors providing services to the Company and are designated by the Committee to receive Options under the Plan; provided, however, that only Employees of the Company and its “parent” or “subsidiary” corporations within the meaning of subsections (e) and (f) of Code §424 shall be eligible to receive ISO’s. For purposes of this provision, an active Employee is in “good standing” if: (i) his employment with the Company has not been terminated for any reason; (ii) he is not on probation of any kind from the Company; (iii) he has not given notice under his employment contract pursuant to the provisions thereof; and (iv) he has not received written notice from the Company pursuant to the provisions of his employment contract.

3.5	Powers of Committee. The Committee may make one or more Awards under the Omnibus Plan to a Participant in the Omnibus Plan. The Committee shall decide which eligible individuals shall receive an Award and when to grant an Award, the type of Award that it shall grant and the number of shares of Common Stock covered by the Award. The Committee shall also decide the terms, conditions, performance criteria, restrictions and other provisions of the Award. The Committee may grant a single Award or an Award in combination with another Award(s) to a Participant. The Committee may grant an Award as an alternate to or replacement of an existing award under the Omnibus Plan or under any other compensation plan or arrangement of the Company or an Affiliate, including a plan of any entity acquired by the Company or an Affiliate, upon the cancellation of the existing award. In making Award decisions, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Company’s success and such other factors as the Committee, in its sole discretion, deems relevant.

(A)

In accordance with Article V of the Omnibus Plan, the Committee shall decide whether and to what extent Awards under the Omnibus Plan shall be structured to conform with Code §162(m) requirements for the exemption applicable to performance-based compensation. The Committee may take any action, establish any procedures and impose any restrictions that it finds necessary or appropriate to conform to Code §162(m). If every member of the Committee does not meet the definition of “outside director” as defined in Code §162(m), the Committee shall form a

9

subcommittee of those members who do meet that definition, and that subcommittee shall have all authority and discretion to act as the Committee to make Awards that conform with Code §162(m).

(B)	The Committee shall interpret the Omnibus Plan, establish and rescind any rules and regulations relating to the Omnibus Plan, decide the terms and provisions of any Award Agreements made under the Omnibus Plan, and determine how to administer the Omnibus Plan. The Committee also shall decide administrative methods for the exercise of Stock Options. Each Committee decision shall be final, conclusive and binding on all parties.

(C)	The Committee shall act by a majority of its then members, at a meeting of the Committee or by unanimous written consent. The Committee shall keep adequate records concerning the Omnibus Plan and the Committee’s proceedings and acts in such form and detail as the Committee may decide.

3.6	Delegation by Committee. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or some of its responsibilities and powers to any one or more of its members. The Committee also may delegate some or all of it administrative duties and powers to any Employee, including officers. The Committee hereby delegates the authority to grant Awards under the Plan to employees who are not officers of the Company or any Affiliate to the Company’s Chief Executive Officer, provided that the terms and conditions of such Awards shall be subject to approval by the Committee at its next meeting. The Committee hereby delegates to the Company’s Corporate Secretary and the Executive Vice President, Administration the authority to document any and all Awards made by the Committee and/or the Chief Executive Officer under the Omnibus Plan by execution of the appropriate agreements. The Committee may revoke any such allocation or delegation at any time.

3.7	Information to be Furnished to Committee. In order for the Committee to discharge its duties, it may require the Company, its Affiliates, Participants and other persons entitled to benefits under the Omnibus Plan to provide it with certain data and information.

3.8	Indemnification. In addition to such other rights of indemnification that they have as members of the Board or the Committee, the Company shall indemnify the members of the Committee (and any designees of the Committee, as permitted under Section 3.5), to the extent permitted by applicable law, against reasonable expenses (including, without limitation, attorney’s fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Omnibus Plan or any Award awarded hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles of incorporation or the bylaws of the Company relating to indemnification of the members of the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to such matters as to which it is adjudged in such action, suit or proceeding that such Committee member or members (or their designees) did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company.

ARTICLE IV

STOCK SUBJECT TO THE PLAN

4.1	Stock Subject to Awards.

(A)	Common Stock subject to Awards and other provisions of the Omnibus Plan shall consist of the following:

(1)	authorized but unissued shares of Common Stock;

(2)	authorized and issued shares of Common Stock held by the Company in its treasury which have been reacquired by the Company;

10

(3)	shares of Common Stock purchased by the Company in the open market; and

(4)	shares of Common Stock allocable to the unexercised portion of any expired or cancelled Option granted under the Omnibus Plan again may become available for grants of Options under the Omnibus Plan.

4.2	Shares of Common Stock Subject to Awards.

(A)	Subject to adjustment in accordance with the provisions of Section 4.3 hereof, the maximum number of shares of Common Stock that may be issued under the Omnibus Plan for Awards shall equal 3,300,000 shares of Common Stock.

(B)	The Committee shall establish appropriate methods for determining the number of shares available for issuance under the Omnibus Plan and the number of shares that have been actually issued under the Omnibus Plan at any time.

4.3	Adjustment to Authorized Shares of Common Stock and Awards.

(A)	Recapitalization. If the Company is involved in a corporate transaction or any other event which effects the Common Stock (including, without limitation, any recapitalization, reclassification, reverse or forward stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares), then the Committee shall adjust Awards to preserve the benefits or potential benefits of the Awards as follows:

(1)	The Committee shall take action to adjust the number and kind of shares of Common Stock that are issuable under the Omnibus Plan and the maximum limits for each type of grant;

(2)	The Committee shall take action to adjust the number and kind of shares of Common Stock subject to outstanding Awards;

(3)	The Committee shall take action to adjust the Exercise Price of outstanding Stock Options; and

(4)	The Committee shall make any other equitable adjustments.

Only whole shares of Common Stock shall be issued in making the above adjustments. Further, the number of shares available under the Omnibus Plan or the number of shares of Common Stock subject to any outstanding Awards shall be the next lower number of shares, so that fractions are rounded downward. Any adjustment to or assumption of ISOs under this Section shall be made in accordance with Code §424. If the Company issues any rights to subscribe for additional shares pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Omnibus Plan, then each Participant shall be entitled to the same rights on the same basis as holders of outstanding shares with respect to such portion of the Participant’s Stock Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights.

(B)	Reorganization. If the Company is part of any reorganization involving merger, consolidation, acquisition of the Common Stock or acquisition of the assets of the Company, the Committee, in its discretion, may decide that:

(1)	any or all outstanding Awards granted under the Omnibus Plan shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to each such Award would have been entitled;

(2)	any or all outstanding Stock Options or SARs granted hereunder shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall remain exercisable for the remaining term of the Stock Options or SARs under the terms of the Omnibus Plan;

11

(3)	any or all Stock Options or SARs granted hereunder shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall be terminated after giving at least 30 days’ notice to the Participants to whom such Stock Options or SARs have been granted; and/or

(4)	any or all awards of Restricted Stock, Restricted Stock Units, Performance Shares, and/or Performance Units hereunder shall become immediately fully vested, nonforfeitable and/or payable.

(C)	Limits on Adjustments. Any issuance by the Company of stock of any class other than the Common Stock, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Award, except as specifically provided otherwise in this Omnibus Plan. The grant of Awards under the Omnibus Plan shall not affect in any way the right or authority of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Omnibus Plan shall be conclusive.

ARTICLE V

PERFORMANCE-BASED COMPENSATION

5.1	Awards of Performance-Based Compensation. At its discretion, the Committee may make Awards to Participants intended to comply with the exemption for “performance-based” compensation provisions of Code §162(m). Therefore, the number of shares becoming exercisable or transferable or amounts payable with respect to grants of Stock Options, Stock Appreciation Rights, awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Cash-Based Awards may be determined based on the attainment of written performance goals based on the Performance Measures which has been approved by the Committee for a specified performance period. The performance goal shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant if the goal is attained. The performance goals must be established by the Committee in writing no more than 90 days after the commencement of the performance period or, if less, the number of days that is equal to 25% of the relevant performance period. The outcome of the performance goal must be substantially uncertain at the time the Committee establishes the performance goal. Performance goals will be based on the attainment of one or more objectives based on Performance Measures. To the degree consistent with Code §162(m), the performance goals may be calculated without regard to extraordinary items.

5.2

Performance Measures. Performance measures may include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on shareholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total shareholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, cost or liability by category, operating unit or any other delineation. Performance Measures may relate to the Company and/or one or more of its Affiliates, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination

12

thereof, all as the Committee determines. In addition, to the extent consistent with the requirements of Code §162(m), the Performance Measures may be calculated without regard to extraordinary items.

5.3	Shareholder Approval. For Awards to constitute performance-based compensation under Code §162(m), the material terms of Performance Measures on which the performance goals are to be based must be disclosed to and subsequently approved by the Company’s shareholders prior to payment of the compensation. Shareholder approval of the Omnibus Plan is necessary for the Awards to meet the Code §162(m) exemption.

5.4	Code §162(m) Committee and Committee Certification. Awards intended to qualify for exemption as performance-based compensation shall be granted by a committee of “outside directors” as defined in Code §162(m). Pursuant to the provisions of Section 3.2(b) hereof, the Committee may establish a Code §162(m) subcommittee, if necessary, to make such grants. Any payment of compensation with respect to an Award that is intended to be performance-based compensation will be subject to the written certification of the Code §162(m) Committee that the Performance Measures were satisfied prior to the payment of the performance-based compensation. This written certification may include the approved minutes of the Committee meeting in which the certification is made.

ARTICLE VI

RULES APPLICABLE TO AWARDS

6.1	Maximum Annual Limits on Awards. Unless the Committee determines that an Award to a Participant shall not be designed to comply with Code §422 and the performance-based compensation exemption under Code §162(m), the following limits shall apply to all Awards under the Omnibus Plan:

(A)	Stock Options. The maximum aggregate number of shares of Common Stock that may be granted in the form of Stock Options to any one Participant in any one calendar year shall be 500,000 shares. In addition, no more than an aggregate of 500,000 shares of Common Stock shall be subject to ISOs under the Omnibus Plan. In connection with a Participant’s initial service with the Company, an eligible person may be granted Options to purchase up to an additional 500,000 Shares of Common Stock, which shall not count against the limit in the preceding sentence.

(B)	SARs. The maximum aggregate payment that may be granted in the form of SARs to any one Participant in any one calendar year shall be the greater of $5,000,000 or 500,000 shares.

(C)	Restricted Stock. The maximum aggregate number of shares of Common Stock that may be granted in the form of Restricted Stock to any one Participant in any one calendar year shall be 250,000 shares. In connection with a Participant’s initial service with the Company, an individual may be granted up to an additional 250,000 shares of Restricted Stock, which shall not count against the limit in the preceding sentence.

(D)	Restricted Stock Units. The maximum aggregate payment (determined at the end of the applicable restrictions) with respect to Awards of Restricted Stock Units to any one Participant in any one calendar year shall be 250,000 shares.

(E)	Performance Shares. The maximum aggregate payment (determined at the end of the applicable performance period) with respect to Awards of Performance Shares to any one Participant in any one calendar year shall be 250,000 shares.

(F)	Performance Units. The maximum aggregate payment (determined at the end of the applicable restrictions) with respect to Awards of Performance Units to any one Participant in any one calendar year shall be the greater of $2,500,000 or 250,000 shares.

(G)	Cash-Based Awards. The maximum aggregate payment (determined at the end of any applicable performance period) with respect to Cash-Based Awards to any one Participant in any one calendar year shall be $1,000,000.

13

6.2	Transferability. Awards under the Omnibus Plan may be transferred only pursuant to will or the laws of descent and distribution. Notwithstanding the foregoing, an ISO shall not in any event be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by the Participant (or a legal representative if the Participant becomes incapacitated). Upon the death of an Participant, only the executor or administrator of the Participant’s estate may exercise rights or entitlements under the Omnibus Plan with regard to such Award.

6.3	Accelerated Exercisability and Vesting.

(A)	Acceleration. The Committee shall always have the power to accelerate the exercisability of any Option or SAR or vesting of any other type of Award granted under the Omnibus Plan. In the event of one of the following events, any outstanding Awards shall immediately become fully exercisable or vested, unless otherwise determined by the Committee and set forth in the applicable Award Agreement:

(1)	the Participant’s death;

(2)	the Participant’s Disability; or

(3)	a Change of Control of the Company.

(B)	Restricted Stock or Restricted Stock Units. Notwithstanding the provisions of subsection (A) above, if an outstanding Award of Restricted Stock or Restricted Stock Units remains subject only to a time-based vesting schedule (i.e., one that requires only that the Participant remain employed for the passage of a specified time period), then such Award shall immediately become fully vested and nonforfeitable upon one of the events in subsection (A) above. If an outstanding Award of Restricted Stock or Restricted Stock Units remains subject to any other type of vesting schedule or requirement (e.g., a performance-based schedule), then upon one of the events in subsection (A) above, a proportion of the shares subject to such Award shall become vested and nonforfeitable, equal to the proportion of the time completed through the date of the applicable event to the performance measurement period for the Award, with target performance level deemed to be achieved as of the date of the applicable event. In the event an Award was originally scheduled without a designated target performance level (e.g., a single performance level or minimum and maximum performance levels), then the performance level that, if met, would have resulted in the least number of shares becoming vested shall be treated as the target level.

(C)	Performance Shares and Performance Units. Notwithstanding the provisions of (A) above, if an outstanding Award of Performance Shares or Performance Units remains subject to performance criteria, then upon one of the events in subsection (A) above, a proportion of the shares subject to such Award shall become vested and nonforfeitable, equal to the proportion of the time completed through the date of the applicable event to the performance measurement period for the Award, with target performance level deemed to be achieved as of the date of the applicable event. In the event an Award was originally scheduled without a designated target performance level (e.g., a single performance level or minimum and maximum performance levels), then the performance level that, if met, would have resulted in the least number of shares becoming vested shall be treated as the target level. However, in the event of one of the events in subsection (A) above during the final year of a performance period, if an outstanding Performance Share or Performance Unit Award remains subject to performance criteria, then a proportion of the amount subject to such an Award may become vested and nonforfeitable if the performance measures are met, based on actual performance as measured at the end of the performance measurement period. The proportion of the amount that shall become vested if the performance criteria is met is equal to the proportion of the time completed through the date on which such event occurs to the performance measurement period for the Award. [Example: Award granted on December 31, 2005 with performance measurement period ending December 31, 2008; Participant dies on July 1, 2008; performance is measured at end of 2008, and if met, Participant’s estate shall receive 30/36 of the Unit Award at level determined by the performance achieved.]

14

(D)	Cash-Based Awards. Notwithstanding the provisions of (A) above, if an outstanding Cash-Based Award remains subject to performance criteria, then upon one of the events in subsection (A) above, a proportion of the Award shall become vested and payable, equal to the proportion of the time completed through the date of the applicable event to the performance measurement period for the Award, with target performance level deemed to be achieved as of the date of the applicable event. In the event an Award was originally scheduled without a designated target performance level (e.g., a single performance level or minimum and maximum performance levels), then the performance level that, if met, would have resulted in the least number of shares becoming vested shall be treated as the target level. However, in the event of one of the events in subsection (A) above during the final year of a performance period, if an outstanding Cash-Based Award remains subject to performance criteria, then a proportion of the amount subject to such an Award may become vested and nonforfeitable if the performance measures are met, based on actual performance as measured at the end of the performance measurement period. The proportion of the amount that shall become vested if the performance criteria is met is equal to the proportion of the time completed through the date on which such event occurs to the performance measurement period for the Award. [Example: Award granted on December 31, 2005 with performance measurement period ending December 31, 2008; Participant dies on July 1, 2008; performance is measured at end of 2008, and if met, Participant’s estate shall receive 30/36 of the Cash-Based Award at level determined by the performance achieved.]

6.4	Termination of Employment or Service. Unless the Committee decides otherwise, all Awards (or portions thereof) that remain unexercisable or subject to restriction upon the Participant’s termination of employment for any reason other than the events listed in Section 6.3(A) above shall be forfeited by the Participant immediately upon the date of termination of employment or service to the Company or its Affiliates. The determination of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of employment or service for purposes of any Award granted under the Plan shall be determined by the Committee, which determination shall be final and conclusive.

6.5	Waiver of Restrictions. The Committee may elect, in its sole discretion, to waive any or all restrictions with respect to any Award under the Omnibus Plan.

ARTICLE VII

STOCK OPTIONS

7.1	Grant of Stock Options. Subject to the provisions of the Omnibus Plan, the Committee may grant Stock Options for shares of Common Stock in such amounts as it may determine.

7.2	Award Agreement. When the Committee grants a Stock Option hereunder, it shall prepare (or cause to be prepared) a Stock Option Agreement that specifies the following terms and any additional terms and conditions determined by the Committee and not inconsistent with the Omnibus Plan:

(A)	the name of the Participant;

(B)	the total number of shares of Common Stock to which the Stock Option pertains;

(C)	the Exercise Price of the Stock Option;

(D)	the date as of which the Committee granted the Stock Option;

(E)	the type of Stock Option granted;

(F)	the requirements for the Stock Option to become exercisable, such as continuous service, time-based schedule, period and goals for Performance Measures to be satisfied, additional consideration, etc.;

(G)	the expiration date of the Option.

15

7.3	Exercise Price.

(A)	The per share Exercise Price of each ISO shall be 100% of the Fair Market Value of a share of Common Stock as of the date of grant (110% of the Fair Market Value of a share of Common Stock as of the date of grant for an ISO Participant who owns more than ten percent of the voting power of all classes of stock of either the Company or any “parent” or “subsidiary” of the Company as defined in Code §424).

(B)	The per share Exercise Price of each NQSO shall be 100% of the Fair Market Value of a share of Common Stock as of the date of grant, unless the Committee determines to establish a different per share Exercise Price and specifies such in the Award Agreement.

7.4	Exercisability.

(A)	General Schedule. Unless the Committee specifies otherwise in the Stock Option Agreement, each Stock Option shall become exercisable according to the following schedule, measured from the date of grant:

As of the following anniversary of the Date of grant:	The Stock Option shall become exercisable in the following percentages:
One-year anniversary	25%
Two-year anniversary	25%
Three-year anniversary	25%
Four-year anniversary	25%

Before the one-year anniversary specified in the grant, no part of the Stock Option is exercisable. Once a portion of a Stock Option is exercisable, that portion continues to be exercisable until the Stock Option expires (as described in Section 7.5 hereof). Fractional shares shall be disregarded for exercise.

(B)	Other Vesting Requirements. The Committee may impose any other conditions, restrictions and contingencies on awards of Stock Options. Such conditions, restrictions and contingencies may consist of a requirement of continuous service and/or the satisfaction of specified Performance Measures. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes.

7.5	Expiration Date.

(A)	Expiration Date. The Expiration Date of any Stock Option shall be the earliest to occur of the following:

(1)	Maximum Term. The date ten (10) years from the date of grant of the Stock Option (or five (5) years from the date of grant for an ISO for an Participant who owns more than ten percent of the voting power of all classes of stock of either the Company or any “parent” or “subsidiary” of the Company as defined in Code §424);

(2)	Termination for Cause and Voluntary Termination. The date of the Participant’s termination of employment with the Company and all Affiliates due to discharge for Cause or voluntary termination by the Participant;

(3)	Death. The one-year anniversary of the Participant’s termination of employment with the Company and all Affiliates due to death, or such shorter period as determined by the Committee and set forth in the Stock Option Agreement;

(4)	Disability. The one-year anniversary of the Participant’s termination of employment with the Company and all Affiliates due to Disability, or such shorter period as determined by the Committee and set forth in the Stock Option Agreement; or

(5)	Termination of Employment or Service. The date 30 (thirty) days following the date of the Participant’s termination of employment or service with the Company and all Affiliates for

16

any reason other than those specified elsewhere in this Section 7.5(A), or such shorter period as determined by the Committee and set forth in the Stock Option Agreement; provided, that the Committee may, in its discretion, take formal action to amend the Stock Option Agreement to extend the period of exercise in unusual circumstances.

If all or part of an ISO is not exercised within three (3) months after the date of the Participant’s termination of employment or service for any reason except death and Disability (and within one (1) year following death or Disability), but remains exercisable, the unexercised portion thereof shall automatically be treated as an NQSO for the remainder of the term of the Option.

(B)	Expiration Date Following Change of Control. Notwithstanding the provisions of Section 7.5(A) above, in the event a Participant’s employment or service to the Company or its Affiliates terminates for any reason other than death or Disability, or a termination for Cause or a voluntary quit, at any time following a Change of Control of the Company, the term of all Stock Options held by such Participant shall be extended through the earlier of (i) the maximum term and original expiration date of the Stock Option as described in Section 7.5(A)(1) above, or (ii) the end of the three-month period immediately following the date of termination or service.

7.6	Minimum Exercise Amount. Unless the Committee specifies otherwise in the Stock Option Agreement, an Participant may exercise a Stock Option for less than the full number of shares of Common Stock subject to the Stock Option. However, such exercise may not be made for less than 100 shares or the total remaining shares subject to the Stock Option. The Committee may in its discretion specify other Stock Option terms, including restrictions on frequency of exercise and periods during which Stock Options may not be exercised.

7.7	Payment of Exercise Price. The Participant must pay the full Exercise Price for shares of Common Stock purchased upon the exercise of any Stock Option at the time of such exercise by one of the following forms of payment:

(A)	cash;

(B)	by surrendering unrestricted previously held shares of Common Stock that have a value equal to the Exercise Price at the time of exercise. The Participant must have held the surrendered shares of Common Stock for at least six (6) months before their surrender. The Participant may surrender shares of Common Stock either by attestation or by the delivery of a certificate or certificates for shares duly endorsed for transfer to the Company, and if required by the Committee, with medallion level signature guarantee by a member firm of a national stock exchange, by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require); or

(C)	if permitted by all applicable laws and regulations, by broker-assisted cashless exercises executed through a same day sale on the public market; and

(D)	any combination of the above forms or any other form of payment permitted by the Committee.

7.8	Rights as a Shareholder. An Participant shall first have rights as a shareholder of the Company with respect to shares of Common Stock covered by a Stock Option only when the Participant has paid the Exercise Price in full and the shares actually have been issued to the Participant.

ARTICLE VIII

STOCK APPRECIATION RIGHTS

8.1	Grant of SARs. Subject to the provisions of the Omnibus Plan, the Committee may grant Stock Appreciation Rights to Participants in such amounts as it may determine.

8.2	SAR Award Agreement. When the Committee grants a Stock Appreciation Right hereunder, it shall prepare (or cause to be prepared) a Stock Appreciation Right Agreement that specifies the following terms and any additional terms and conditions determined by the Committee and not inconsistent with the Omnibus Plan:

(A)	the name of the Participant;

17

(B)	the total number of shares of Common Stock to which the SAR pertains;

(C)	the Base Value of the SAR;

(D)	the date as of which the Committee granted the SAR;

(E)	the type of SAR granted (Freestanding or Tandem);

(F)	the requirements for the SAR to become exercisable, such as continuous service, time-based schedule, period and goals for Performance Measures to be satisfied, additional consideration, etc.; and

(G)	the expiration date of the SAR.

8.3	Base Value. The per share Base Value of each SAR shall be 100% of the Fair Market Value of a share of Common Stock as of the date of grant

8.4	Exercisability.

(A)	General Schedule. Unless the Committee specifies otherwise in the SAR Agreement, each SAR shall become exercisable according to the following schedule, measured from the date of grant:

As of the following anniversary of the date of grant as applicable:	The SAR shall become exercisable in the following percentages:
One-year anniversary	25%
Two-year anniversary	25%
Three-year anniversary	25%
Four-year anniversary	25%

Before the one-year anniversary of the date of grant, as specified in the SAR, no part of the SAR is exercisable. Once a portion of a SAR is exercisable, that portion continues to be exercisable until the SAR expires (as described in Section 8.5 hereof). Fractional shares shall be disregarded for exercise.

(B)	Other Exercisability Requirements. The Committee may impose any other conditions, restrictions and contingencies on awards of SARs. Such conditions, restrictions and contingencies may consist of a requirement of continuous service and/or the satisfaction of specified Performance Measures. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes.

8.5	Expiration Date.

(A)	Expiration Date. The Expiration Date of any Stock Option shall be the earliest to occur of the following:

(1)	Maximum Term. The date ten (10) years from the date of grant of the SAR;

(2)	Termination for Cause and Voluntary Termination. The date of the Participant’s termination of employment with the Company and all Affiliates due to discharge for Cause or voluntary termination by the Participant;

(3)	Death. The one-year anniversary of the Participant’s termination of employment with the Company and all Affiliates due to death, or such shorter period as determined by the Committee and set forth in the SAR Agreement;

(4)	Disability. The one-year anniversary of the Participant’s termination of employment with the Company and all Affiliates due to Disability, or such shorter period as determined by the Committee and set forth in the SAR Agreement; or

(5)	Termination of Employment. The date 30 (thirty) days following the date of the Participant’s termination of employment with the Company and all Affiliates for any reason other than those specified elsewhere in this Section 6.3(A), or such shorter period as determined by the Committee and set forth in the SAR Agreement.

18

8.6	Minimum SAR Exercise Amount. Unless the Committee specifies otherwise in the SAR Agreement, an Participant may exercise a SAR for less than the full number of shares of Common Stock subject to the SAR. However, such exercise may not be made for less than 100 shares or the total remaining shares subject to the SAR. The Committee may in its discretion specify other SAR terms, including restrictions on frequency of exercise and periods during which SARs may not be exercised.

8.7	Exercise of SARs. SARs may be exercised upon the terms and conditions determined by the Committee, in its sole discretion.

8.8	Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(A)	the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the SAR; by

(B)	the number of shares of Common Stock with respect to which the SAR is being exercised.

The payment for SAR exercise shall be made in shares of Common Stock unless the Committee shall determine that payment in cash for SAR exercise shall not be considered “deferred compensation” under the provisions of Code Section 409A. If the SAR is to permit a cash form of payment, the Committee shall so specify the cash form of payment in the SAR Agreement.

ARTICLE IX

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

9.1	Grants of Restricted Stock and Restricted Stock Units. Subject to the provisions of the Omnibus Plan, the Committee may grant shares of Common Stock as Restricted Stock or may grant Restricted Stock Units to Participants in such amounts as it may determine. An Award of a Restricted Stock Unit shall be similar to a grant of Restricted Stock except that no shares of Common Stock shall be actually issued at the time of the grant, and payment shall be made in shares of Common Stock only upon completion of the specified restrictions on such Restriction Stock Unit.

9.2	Restricted Stock and Restricted Stock Unit Agreements. When the Committee awards Restricted Stock or Restricted Stock Units under the Omnibus Plan, it shall prepare (or cause to be prepared) a Restricted Stock Agreement or a Restricted Stock Unit Agreement that specifies the following terms:

(A)	the name of the Participant;

(B)	the total number of shares of Common Stock to which the Award of Restricted Stock or Restricted Stock Unit pertains;

(C)	the manner in which the Restricted Stock or Restricted Stock Unit will become nonforfeitable and transferable and a description of any restrictions applicable to the Restricted Stock or the Restricted Stock Unit;

(D)	the date as of which the Committee awarded the Restricted Stock or the Restricted Stock Unit; and

(E)	with regard to Restricted Stock Units, the payment method that will apply upon completion of the restrictions.

9.3	Vesting.

(A)	General Schedule. Unless the Committee specifies otherwise in the Agreement, each Award of Restricted Stock or Restricted Stock Units shall become vested according to the following schedule, measured from the date of grant:

As of the following anniversary of the the date of grant:	The Restricted Stock Award shall become nonforfeitable in the following percentages:
One-year anniversary	25%
Two-year anniversary	25%
Three-year anniversary	25%
Four-year anniversary	25%

19

Before the one-year anniversary specified in the grant, no part of the Restricted Stock Award is nonforfeitable.

(B)	Other Vesting Requirements. The Committee may impose any other conditions, restrictions and contingencies on awards of Restricted Stock and/or Restricted Stock Units. Such conditions, restrictions and contingencies may consist of a requirement of continuous service and/or the satisfaction of specified Performance Measures. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. The Committee may determine, in accordance with Section 5.1 of the Omnibus Plan, whether such vesting requirements will conform with the requirements applicable to performance-based compensation under Code §162(m).

9.4	Delivery of Restricted Stock.

(A)	Issuance. The Company shall issue the shares of Restricted Stock within a reasonable period of time after execution of the Restricted Stock Agreement or within a reasonable period of time after vesting of a Restricted Stock Unit; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to such shares before the issuance thereof, then the date of delivery of the shares shall be extended for the period necessary to take such action. As long as any restrictions apply to the Restricted Stock, the shares of Restricted Stock shall be held by the Committee in uncertificated form in a restricted account.

(B)	Legend. Unless the certificate representing shares of the Restricted Stock are deposited with a custodian (as described in subparagraph (c) hereof), each certificate shall bear the following legend (in addition to any other legend required by law):

“The transferability of this certificate and the shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the TRX, Inc. Omnibus Incentive Plan and a Restricted Stock Agreement dated , , between and TRX, Inc. The Plan and the Restricted Stock Agreement are on file in the office of the Executive Vice President-Administration of the TRX, Inc.”

Such legend shall be removed or canceled from any certificate evidencing shares of Restricted Stock as of the date that such shares become nonforfeitable.

(C)	Deposit with Custodian. As an alternative to delivering a stock certificate to the Participant, the Committee may deposit or transfer such shares electronically to a custodian designated by the Committee. The Committee shall cause the custodian to issue a receipt for the shares to the Participant for any Restricted Stock so deposited. The custodian shall hold the shares and deliver the same to the Participant in whose name the Restricted Stock evidenced thereby are registered only after such shares become nonforfeitable.

9.5	Shareholder Rights. Upon issuance of shares of Restricted Stock, the Participant shall have immediate rights of ownership in the shares of Restricted Stock, including the right to vote the shares and the right to receive dividends with respect to the shares, notwithstanding any outstanding restrictions on the Restricted Stock. With respect to dividends, the Committee may apply any restrictions that it determines, in its sole discretion, to dividends paid on shares of Common Stock which are still subject to restriction. No shareholder rights shall inure to a Participant who has been awarded Restricted Stock Units until such time, if any, when actual shares of Common Stock are issued with regard to such Award.

9.6

Dividend Credits. Unless the Committee has designated that a Restricted Stock Unit Award is not eligible for dividend credits, on each date on which a dividend is distributed by the Company on shares of Common Stock (whether paid in cash, Common Stock or other property), the Participant’s Restricted Stock Unit account shall be credited with an additional whole or fractional number of Restricted Stock Units as a dividend credit. The number of additional Restricted Stock Units to be credited shall be

20

determined by dividing the product of the dividend value times the number of Restricted Stock Units standing in the Participant’s account on the dividend record date by the Fair Market Value of the Common Stock on the date of the distribution of the dividend (i.e., dividend amount x number of whole and fractional Restricted Stock Units as of the dividend record date / Fair Market Value of Common Stock as of dividend distribution date). Accounts shall be maintained and determinations shall be calculated to three decimal places.

ARTICLE X

PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1	Grants of Performance Shares and Performance Units. Subject to the provisions of the Omnibus Plan, the Committee may grant shares of Common Stock as Performance Shares or may grant Performance Units to Participants in such amounts as it may determine. An Award of Performance Shares shall be similar to an award of Restricted Stock, except that no shares of Common Stock shall be issued until completion of the performance goals specified for the Performance Share Award. An Award of a Performance Unit shall be similar to a grant of a Performance Share except that payment shall be made either in cash or in shares of Common Stock (or a combination of both), at the Committee’s discretion, upon completion of the specified performance goals for such Performance Unit; provided that payment for Performance Units shall be made in the form of Common Stock unless the Committee shall determine that payment in cash shall not be considered “deferred compensation” under the provisions of Code Section 409A. If the Performance Unit is to permit a cash form of payment, the Committee shall so specify the cash form of payment in the Performance Unit Agreement.

10.2	Award Agreement. When the Committee awards Performance Shares and/or Performance Units under the Omnibus Plan, the Committee shall prepare (or cause to be prepared) a Performance Share Agreement or a Performance Unit Agreement that specifies the following terms:

(A)	the name of the Participant;

(B)	the total number of Performance Shares and/or Performance Units awarded;

(C)	the period over which performance is to be measured, which may be of a short-term or long-term duration;

(D)	the specific performance goals based on one or more of the Performance Measures, upon satisfaction of which the Performance Shares and/or Performance Units are to become vested and nonforfeitable;

(E)	the specific dates as of which the performance goals are to be measured;

(F)	whether the awarded Performance Shares and/or Performance Units are eligible for dividend credit (as provided in Section 10.4 below);

(G)	the date as of which the Committee awarded the Performance Shares and/or Performance Units; and

(H)	with regard to Performance Units, the payment method that will apply upon completion of the restrictions.

10.3	Performance Share or Performance Unit Account. When the Committee awards Performance Shares and/or Performance Units hereunder, the Company shall establish a bookkeeping account for the Participant that shall accurately reflect the number of Performance Shares and/or Performance Units awarded to the Participant.

10.4

Dividend Credits. Unless the Committee has designated that an Award is not eligible for dividend credits, on each date on which a dividend is distributed by the Company on shares of Common Stock (whether paid in cash, Common Stock or other property), the Participant’s Performance Share or Performance Unit account shall be credited with an additional whole or fractional number of Performance Shares or Performance Units as a dividend credit. The number of additional Performance Shares or Performance

21

Units to be credited shall be determined by dividing the product of the dividend value times the number of Performance Shares or Performance Units standing in the Participant’s account on the dividend record date by the Fair Market Value of the Common Stock on the date of the distribution of the dividend (i.e., dividend amount x number of whole and fractional Performance Shares or Performance Units as of the dividend record date / Fair Market Value of Common Stock as of dividend distribution date). Accounts shall be maintained and determinations shall be calculated to three decimal places.

10.5	Vesting. The Committee shall specify in the Award Agreement the manner in which Performance Shares and/or Performance Units shall vest and become nonforfeitable, as well as any conditions, restrictions and contingencies to which the Performance Shares and/or Performance Units are subject. Such conditions, restrictions and contingencies may consist of a requirement of continuous service and the satisfaction of specified written goals based on one or more Performance Measures. The Committee may designate a single goal criterion or multiple goal criteria based on Performance Measures for restriction purposes, and goals may be based on corporate, subsidiary, department, business unit, and/or individual performance at the Committee’s discretion. The Committee may determine, in accordance with Section 5.1 of the Omnibus Plan, whether such vesting requirements will conform with the requirements applicable to performance-based compensation under Code §162(m).

10.6	Delivery of Common Stock. Upon vesting, Performance Shares shall be converted into Common Stock and the Common Stock shall be issued to the Participant. Upon vesting of any Performance Unit payable in the form of Common Stock, the Performance Unit shall be converted into Common Stock and the Common Stock shall be issued to the Participant. Any fractional Performance Share or Performance Unit that becomes vested shall be paid to the Participant in cash based upon the Fair Market Value of an equivalent fraction of a share of the Common Stock on such date. Upon actual issuance of the shares of the Common Stock, the Participant shall have immediate rights of ownership in the shares, including the right to vote the shares and the right to receive dividends with respect to the shares, notwithstanding any outstanding restrictions on the Performance Shares.

ARTICLE XI

CASH-BASED AWARDS

11.1	Grant of Cash-Based Awards. Subject to the provisions of the Omnibus Plan, the Committee may grant Cash-Based Awards to officers of the Company in such amounts as it may determine.

11.2	Cash-Based Awards. When the Committee awards Cash-Based Awards hereunder, the Committee shall prepare (or cause to be prepared) a Cash-Based Award Agreement or other document(s) that specifies the following terms:

(A)	the name of the Participant;

(B)	the amount or range of amounts of the Cash-Based Award;

(C)	the period over which performance is to be measured, which may be of a short-term or long-term duration;

(D)	the specific performance goals based on Performance Measures upon satisfaction of which the Cash-Based Award is to become vested and payable to the Participant; and

(E)	the date as of which the Committee awarded the Cash-Based Award.

11.3

Vesting. The Committee shall specify in the Cash-Based Award or other document communicated to the Participant the manner in which the award shall vest and become payable, as well as any conditions, restrictions and contingencies to which the Award is subject. Such conditions, restrictions and contingencies may consist of a requirement of continuous service and the satisfaction of specified performance goals based on Performance Measures. The Committee may designate a single goal criterion

22

or multiple goal criteria for performance measurement purposes. The Committee may determine, in accordance with Section 5.1 of the Omnibus Plan, whether such vesting requirements will conform with the requirements applicable to performance-based compensation under Code Section 162(m).

11.4	Timing and Form of Payment. Upon completion of the time period and satisfaction of the performance goals based on Performance Measures specified for the Cash-Based Award, the Participant shall be entitled to payment of the amount specified in the award (or a pro rata portion as determined by the Committee under the provisions of Section 6.3), determined as a function of the satisfaction of the level of performance goals which has been achieved. All Cash-Based Awards shall be payable in cash as soon as practicable following the end of the performance period, but no later than two and one-half (2-1/2) months following the end of the year in which the performance period ends.

ARTICLE XII

PLAN OPERATION

12.1	Compliance with Other Laws and Regulations. Distribution of shares of Common Stock under the Omnibus Plan shall be subject to the following:

(A)	Notwithstanding any other provision of the Omnibus Plan, the Company shall not be required to issue any shares of Common Stock under the Omnibus Plan unless such issuance complies with all applicable laws (including, without limitation, the requirements of the 1933 Act and Section 16 of the 1934 Act) and the applicable requirements of any securities exchange or similar entity.

(B)	When the Omnibus Plan provides for issuance of Common Stock, the Company may issue shares of Common Stock on a noncertificated basis as long as it is not prohibited by applicable law or the applicable rules of any stock exchange.

(C)	The Company may require a Participant to submit evidence that the Participant is acquiring shares of Common Stock for investment purposes.

12.2	Tax Withholding. If subject to withholding requirements, the Participant must pay to the Company an amount necessary to cover the minimum required income tax and other withholdings before the Company shall issue Common Stock under the Omnibus Plan. The Participant may satisfy the withholding requirements by any one or combination of the following methods:

(A)	payment in cash;

(B)	if permitted by all applicable laws and regulations, payment by surrendering unrestricted previously held shares of Common Stock which have a value equal to the required withholding amount. The Participant must have held the surrendered shares of Common Stock for at least six (6) months before their surrender. The Participant may surrender shares of Common Stock either by attestation or by the delivery of a certificate or certificates for shares duly endorsed for transfer to the Company, and if required, with medallion level signature guarantee by a member firm of a national stock exchange, by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require); or

(C)	if permitted by all applicable laws and regulations, payment in cash from a broker engaged in a broker-assisted cashless exercise for the Participant.

12.3	Limitation of Implied Rights. The Omnibus Plan is not a contract of employment. An Employee selected as a Participant shall not have the right to be retained as an employee of the Company or any Affiliate and shall not have any right or claim under the Omnibus Plan, unless such right or claim has specifically accrued under the terms of the Omnibus Plan.

12.4

Conditions of Participation in the Omnibus Plan. When the Committee makes an Award, it shall require a Participant to enter into an Award Agreement in a form specified by the Committee, agreeing to the terms

23

and conditions of the Award and to such additional terms and conditions, not inconsistent with the terms and conditions of the Omnibus Plan, as the Committee may, in its sole discretion, prescribe. If there is a conflict between any provision of an Award Agreement and the Omnibus Plan, the Omnibus Plan shall control.

12.5	Evidence. Anyone required to give evidence under the Omnibus Plan may give such evidence by certificate, affidavit, document or other information which the person acting on the evidence considers pertinent, reliable and signed, made or presented by the proper party or parties.

12.6	Amendment and Termination of the Omnibus Plan and Award Agreements. The Board may amend or terminate the Omnibus Plan at any time. No such amendment or termination shall adversely affect, in any way, the rights of individuals who have outstanding Awards unless such individuals consent to such amendment or termination or such amendment or termination is necessary to comply with applicable law. The Committee may amend any Award Agreement that it previously has authorized under the Omnibus Plan if the amended Award Agreement is signed by the Company and the applicable Participant; provided, however, that no Award Agreement may be amended to reprice any Award.

12.7	Gender and Number; Headings. Words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular. The headings in this Omnibus Plan are for convenience of reference. Headings are not a part of the Omnibus Plan and shall not be considered in the construction hereof.

12.8	Legal References. Any reference in this Omnibus Plan to a provision of law which is later revised, modified, finalized or redesignated, shall automatically be considered a reference to such revised, modified, finalized or redesignated provision of law.

12.9	Notices. In order for a Participant or other individual to give notice or other communication to the Committee, the notice or other communication shall be in the form specified by the Committee and delivered to the location designated by the Committee in its sole discretion.

12.10	Governing Law. The Omnibus Plan is governed by and shall be construed in accordance with the laws of the State of Georgia.

IN WITNESS WHEREOF, the Plan is hereby executed by a duly authorized officer of the Company, on this 13th day of July, 2005.

TRX, INC.

By:	TIMOTHY J. SEVERT
Title:	Executive Vice President, Administration

24

APPENDIX C

TRX, Inc. Employee Stock Purchase Plan

TRX, INC.

EMPLOYEE STOCK PURCHASE PLAN

1

2

TRX, INC.

EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

PURPOSE OF PLAN

TRX, Inc. (the “Company”) has adopted this employee stock purchase plan to encourage the employees of the Company (and its participating affiliated companies) to acquire a proprietary interest, or to increase their existing proprietary interest, in the Company. The Board of Directors of the Company believes that employee ownership of the Company’s stock will serve as an incentive, encouraging employees to continue their employment and to perform diligently their duties as employees. It is further intended that the Plan qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.

ARTICLE II

DEFINITIONS

When used in this Plan with initial capital letters, the following terms shall have the meanings set forth below:

2.1	“Base Pay” shall mean, with respect to an Employee, his regular straight-time earnings, plus bonuses, commissions, overtime and shift premium, including any contributions made by the Employee to a Code Section 401(a) or 125 plan of the Company.

2.2	“Board” shall mean the Board of Directors of the Company.

2.3	“Code” shall mean the Internal Revenue Code of 1986, as amended.

2.4	“Committee” shall mean the group of individuals appointed by the Board to administer the Plan, pursuant to Section 10.1.

2.5	“Common Stock” shall mean the common stock of the Company.

2.6	“Company” shall mean TRX, Inc., a Georgia corporation with its principal office in Atlanta, Georgia.

2.7	“Employee” shall mean any individual who is a common-law employee for tax purposes of any Participating Company. Certain Employees are not eligible to participate in the Plan, pursuant to Section 3.2 hereof.

2.8	“Enrollment Deadline” shall mean the fifteenth day of the calendar month immediately preceding each Offering Commencement Date.

2.9	“Fair Market Value” of the Common Stock as of a date of determination shall mean the following:

(A)	Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or NASDAQ National Market System on the business day immediately preceding the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices of a share on the business day immediately preceding the date of determination.

(B)

Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of a share of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the

3

over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of a share of the Common Stock on the most recent date before the date of determination on which trading occurred.

(C)	Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the NASDAQ National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts and circumstances, including any recent sales and purchases of such Common Stock to the extent they are representative, any facts related to the Company’s financial situation, the average of the high and low sales prices or the bid and asked prices of the Common Stock reflected in a traded exchange or market on a date within a reasonable period before the date of determination, or opinions of independent experts as to value.

The Committee’s determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

2.10	“Offering Commencement Date” shall mean the first day of each Offering Period.

2.11	“Offering Exercise Date” shall mean the last business day of each Offering Period.

2.12	“Offering Period” shall mean the period during which each option granted pursuant to the Plan is in effect. The duration and timing of Offering Periods may be changed by the Committee pursuant to Section 4.2 of this Plan.

2.13	“Participating Company” shall mean (i) the Company, and (ii) any “parent corporation” or “subsidiary corporation” (as defined in Code Sections 424(e) and (f)) of the Company which have been designated by the Board and which have adopted the Plan for the benefit of its employees.

2.14	“Plan” shall mean the TRX, Inc. Employee Stock Purchase Plan.

ARTICLE III

ELIGIBILITY

3.1	Eligible Employees. All Employees of each Participating Company, except for those persons who specifically are excluded from eligibility pursuant to the terms of Section 3.2 hereof, shall be eligible to participate in the Plan.

3.2	Excluded Employees. The following Employees shall not be eligible to participate in the Plan during an Offering Period:

(A)	any Employee who has been employed by a Participating Company for less than ninety (90) days;

(B)	any Employee whose is regularly scheduled to work (determined as of the Enrollment Deadline for such Offering Period) 20 hours or less per week;

(C)	any Employee whose is regularly scheduled to work (determined as of the Enrollment Deadline for such Offering Period) for not more than 5 months in any calendar year; and

(D)	any Employee who, immediately after an option is granted hereunder, would own shares of the Common Stock, or of the stock of a parent or subsidiary corporation of the Company, possessing 5 percent or more of the total combined voting power or value of all classes of such stock. In determining whether an Employee owns 5 percent of such shares, (A) the attribution of ownership rules of Section 424(d) of the Code shall apply, and (B) an Employee shall be deemed to own the shares of stock underlying any outstanding option which he has been granted (whether under the Plan or any other plan or arrangement).

4

ARTICLE IV

OFFERING PERIODS

4.1	Offering Periods. The Plan shall be implemented by a continuous series of Offering Periods. The initial Offering Periods under the Plan shall be each calendar quarter. The Offering Period will begin on the Offering Commencement Date and will end on the Offering Exercise Date. The first Offering Period shall commence on the effective date of the Plan.

4.2	Other Offering Periods. Without amendment to the Plan, the Committee may, in its sole discretion, designate other periods as Offering Periods. These periods may be more or less frequent and may be in addition to or in lieu of the quarterly Offering Periods described in subsection 4.1 above. Notwithstanding any other provision of the Plan, no Offering Period may extend beyond twenty-seven (27) months from the applicable Offering Commencement Date.

ARTICLE V

ELECTION TO PARTICIPATE

5.1	Election. Each Employee who is eligible to participate in the Plan may file with the Committee, on or before 5:00 p.m. on any Enrollment Deadline, an election form authorizing specified regular payroll deductions over the next succeeding Offering Period, which election shall remain in effect for subsequent Offering Periods until a subsequent election form is filed by the Employee. These payroll deductions shall be on an after-tax basis, so that all applicable federal, state, local and Social Security taxes shall apply. At the time an Employee files his election form, he shall elect to have payroll deductions made on each payday during the Offering Period, in whole dollars, in an amount which is not less than 1 percent nor greater than 10 percent of such Employee’s Base Pay for each payroll period. Regardless of the percentage elected by the Employee, a maximum of $15,000 per calendar year shall apply to all elections of any Employee.

5.2	Payroll Deduction. Payroll deductions for an Employee shall commence on the first payroll period beginning after the Offering Commencement Date and shall end on the last payroll in the Offering Period before the Offering Exercise Date, to which such authorization is applicable, unless sooner terminated by the Employee. No cash contributions or payments may by made by an Employee to the Plan.

5.3	Accounts. The Committee shall establish a bookkeeping account for each Employee in the Plan and shall credit each Employee’s payroll deductions to his account. Any funds actually held in Accounts shall remain part of the general assets of the Company and may be used by the Company for any corporate purpose.

5.4	Withdrawals. By written notice to the Committee during a Offering Period (on such form or in such manner as the Committee may specify), an Employee may elect to cease his payroll deductions and withdraw, effective as of the Offering Exercise Date of such Offering Period, the total amount (but not less than the total amount) credited to his Account. Such amount shall be paid to the Employee, in cash or its equivalent, without interest, as promptly as practicable after the Committee’s receipt of such notice. Payroll deductions shall cease as soon as administratively practicable after the Committee receives such election, and any option granted to the Employee under the Plan shall terminate on the date the Committee receives such election. An Employee who elects to withdraw the total amount credited to his Account shall cease participation in the Plan as of the Offering Exercise Date and shall not participate again until the second Offering Commencement Date following such Offering Exercise Date, provided he files an election form with the Committee on or before the Enrollment Deadline for such second succeeding Offering Commencement Date.

5.5

Leave of Absence. For purposes of participation in the Plan, an Employee who is on a leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence; provided, that as of the

5

close of business on the 90th day of such leave of absence, the Employee’s employment (solely for purposes of the Plan) shall be deemed to have terminated unless the Employee shall have returned to his regular employment prior to the close of business on such 90th day. If an Employee’s employment is terminated earlier by the Company, for any reason, his right to participate in the Plan shall terminate simultaneously.

5.6	Interest. No interest will accrue or be paid on any payroll deductions contributed to the Plan or credited to the Account of any Employee.

ARTICLE VI

GRANTING OF OPTIONS

6.1	Grant of Option. On each Offering Commencement Date, each eligible Employee shall be deemed to have been granted an option to purchase shares of the Common Stock.

6.2	Duration. Each option granted on an Offering Commencement Date shall terminate upon its exercise on the immediately following Offering Exercise Date, unless terminated earlier pursuant to the terms of the Plan. The number of shares that an Employee may purchase pursuant to such option shall be determined on the Offering Exercise Date, based on the amount of contributions the Employee has made during the Offering Period and the Option Exercise Price on that Offering Exercise Date.

6.3	Annual Limit on Options Granted. No option to purchase shares under the Plan shall be granted to an Employee if such option, when combined with all other options granted under all of the Code Section 423 employee stock purchase plans of the Company, its parents and its subsidiary corporations, would permit such Employee to purchase shares of the Common Stock with a Fair Market Value (determined at the time the option is granted) in excess of $25,000 for each calendar year in which the option is outstanding at any time, determined in accordance with Section 423(b)(8) of the Code.

6.4	Option Exercise Price. For purposes of the Plan, the Option Exercise Price shall be the average of 85 percent of the Fair Market Value of the Common Stock over the trading days during the Offering Period, provided that in no event shall the Option Exercise Price be less than the lesser of:

(A)	an amount equal to 85 percent of the Fair Market Value of the Common Stock on the Offering Commencement Date; and

(B)	an amount equal to 85 percent of the Fair Market Value of the Common Stock on the Offering Exercise Date at the time such option is exercised.

ARTICLE VII

EXERCISE OF OPTIONS

7.1	Automatic Purchase. As of each Offering Exercise Date (except as provided in Section 7.2), the Committee shall purchase, for each Employee having funds credited to his Account, the number of whole and fractional (determined to the fourth decimal place) shares of the Common Stock which is determined by dividing the amount credited to the Account by the Option Exercise Price. To the extent that the Committee cannot accomplish the total purchases for the Plan on any Offering Exercise Date due to a lack of available shares, the Committee shall have a window period of five days (beginning on the Offering Exercise Date and continuing for four days thereafter) in which to accomplish the purchases for that Offering Period, and in such an event, the Option Exercise Price shall be the average purchase price of shares acquired for the Plan during the five-day window period.

7.2

Maximum Dollar Amount of Common Stock Purchased. Notwithstanding any provisions to the contrary contained herein, no Employee may use more than $15,000 of the amount credited to his Account pursuant to the Plan for purchase of Common Stock during any calendar year. When this amount has been used to

6

purchase Common Stock, any excess (including any excess resulting from an inability to purchase a whole share) shall be returned to such Employee, payroll deductions for such Employee shall cease, and such Employee shall be ineligible to participate in any subsequent Offering Period during that calendar year. Such Employee’s election automatically shall become effective on the first Offering Commencement Date of the next succeeding calendar year, subject to the termination provisions herein.

ARTICLE VIII

DELIVERY OF COMMON STOCK; SHAREHOLDER RIGHTS

8.1	Issuance of Shares to Employees. As soon as practicable after each Offering Exercise Date, the Company shall deposit or transfer to an account established in the Employee’s name at a stock brokerage or other financial services firm designated by the Company the whole and fractional shares of the Common Stock, if any, purchased for such Employee. Upon issuance of such shares, whether electronically or by actual share certificate (but not prior thereto), the Employee shall have all of the rights and privileges of a shareholder of the Company with respect to such shares.

8.2	Employee Accounts. The Committee shall maintain a recordkeeping account for each Employee to specify the number of shares of Common Stock purchased for each Employee, as well as the cash which has been contributed by the Employee but which has not yet been used to purchase stock. An Employee will have all rights of ownership to his account.

ARTICLE IX

STOCK RESERVED FOR OPTIONS

9.1	Shares of Common Stock Subject to Options. Subject to adjustment in accordance with the provisions of Article XII hereof, the maximum number of shares of Common Stock that may be issued under the Plan shall equal 500,000 shares of Common Stock.

The Committee shall establish appropriate methods for determining the number of shares available for issuance under the Plan and the number of shares that have been actually issued under the Plan at any time.

9.2	Source of Shares of Common Stock. Common Stock subject to the provisions of the Plan may consist of any or all of the following:

(A)	authorized but unissued shares of Common Stock, that are purchased directly from the Company by the Plan;

(B)	authorized and issued shares of Common Stock held by the Company in its treasury which have been reacquired by the Company, that are purchased directly from the Company by the Plan; and

(C)	shares of Common Stock that are purchased by the Plan in the open market.

ARTICLE X

ADMINISTRATION OF PLAN

10.1	Appointment of Committee. The Plan shall be administered by a committee, which shall consist of those persons so designated by the Board. The Committee at all times shall consist of not less than three nonemployee members of the Board. The Board from time to time may remove members from, or add members to, the Committee. Vacancies on the Committee shall be filled by the Board.

10.2	Meetings. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as the Chairman shall determine. A majority of the members of the Committee shall constitute a quorum, and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to their action signed by all members of the Committee.

7

10.3	Authority. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe rules and regulations for administering the Plan, and to make all other determinations necessary or advisable in administering the Plan; all of such determinations shall be final and binding upon all persons, unless otherwise determined by the Board. Without amendment to the Plan, the Committee shall be authorized to:

(A)	limit the frequency and/or number of changes in the payroll deduction amounts withheld during an Offering Period;

(B)	permit payroll withholding in excess of the amount designated by an Employee in order to adjust for delays or mistakes in the Company’s processing of properly completed election forms;

(C)	establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Company Stock for each Employee properly correspond with amounts withheld from the Employee’s paychecks; and

(D)	establish such other limitations or procedures as it may determine, in its sole discretion, advisable which are consistent with the terms of the Plan.

ARTICLE XI

RIGHTS NOT TRANSFERABLE

Rights under the Plan are not transferable by an Employee other than by will or the laws of descent and distribution and are exercisable during his lifetime only by him.

ARTICLE XII

ADJUSTMENT IN CASE OF CHANGES

AFFECTING THE COMPANY’S STOCK

12.1	General Rule. In the event of a split, subdivision or consolidation of outstanding shares of the Common Stock, or in the event of any “corporate transaction”, as defined in Treasury Regulations Section 1.425-1(a)(1)(ii), other than a transaction described in Section 12.2 hereof, the number of shares of the Common Stock subject to purchase pursuant to options outstanding hereunder, in the sole discretion of the Committee, may be adjusted in such manner as may be deemed necessary or equitable by the Committee to give proper effect to such event. If any adjustment hereunder would create a fractional share or a right to acquire a fractional share, such fractional share shall be disregarded, and the number of shares available under the Plan or the number of shares to which any Employee shall be entitled will be the next lower number of shares, rounding all fractions downward. Notwithstanding anything herein to the contrary, all adjustments to the shares of the Common Stock shall be made in such a manner as to comply with the requirements of Section 424 of the Code and to preserve the options’ status under Section 423 of the Code.

12.2	Dissolution or Certain Mergers. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate; provided, that each Employee shall, in such event, have paid to him in cash the amount credited to his Account at that time prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation.

12.3

Rights of Employees. Except as hereinabove expressly provided, no Employee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class or any other increase or decrease in the number of shares of stock of any class by reason of any dissolution, liquidation, merger or consolidation or spinoff of the assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and

8

no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to the option. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

ARTICLE XIII

TERMINATION OF EMPLOYMENT OR DEATH OF EMPLOYEE

13.1	Termination of Employment. In the event of an Employee’s termination of employment (for any reason other than death) during a Offering Period, any option granted to him under the Plan shall terminate immediately upon the date his employment ends, and the amount credited to his Account for such Offering Period shall be refunded to him in cash as soon as practicable after the termination of employment.

13.2	Death. In the event of an Employee’s death during a Offering Period, any option granted to him under the Plan for such Offering Period shall terminate immediately upon the date of his death, and the amount credited to his Account for such Offering Period shall be paid in cash to the Employee’s estate as soon as practicable following the date of death. Also, in the event any shares of the Common Stock and/or any cash is payable to the deceased Employee with respect to an Offering Period ending before his date of death, such shares and/or cash shall be paid to the Employee’s estate.

ARTICLE XIV

AMENDMENT AND TERMINATION OF THE PLAN

14.1	Amendment. The Board may amend the Plan in any respect; provided, any amendment (i) increasing the number of shares of the Common Stock reserved under the Plan, (ii) changing the designated class of employees eligible to participate in the Plan, or (iii) materially increasing the benefits accruing to Employees under the Plan, must be approved within 12 months of the adoption of such an amendment by the holders of a majority of the voting power of the outstanding shares of the Common Stock.

14.2	Termination. The Plan and all rights of Employees hereunder shall terminate:

(A)	as of the Offering Exercise Date that Employees become entitled to purchase a number of shares of the Common Stock that substantially exhausts the number of such shares available for issuance, to such an extent that the Board and the Committee determine that no subsequent options are practicable; or

(B)	in the sole discretion of the Board, as of the end of any Offering Period with respect to future Offering Periods.

14.3	Compliance. To the extent necessary for compliance with Section 423 of the Code or Rule 16b-3 (or any successor provisions), the Company shall obtain shareholder approval in such a manner and to such a degree as may be required for any amendment to or termination of the Plan.

ARTICLE XV

NOTICES

All notices or other communications by an Employee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

9

ARTICLE XVI

INDEMNIFICATION OF COMMITTEE

In addition to such other rights of indemnification as they may have as directors, the members of the Committee shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys’ fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

ARTICLE XVII

TAXATION AND WITHHOLDING REQUIREMENTS

17.1	Compliance With Code Section 423. The Plan is intended to qualify for the favorable federal income tax consequences of Code Section 423. Pursuant to Code Section 423, an Employee will not be subject to federal income tax at the time of the exercise of an option under the Plan if certain conditions are met. Those conditions include the following “holding period” for the Common Stock.

17.2	Required Holding Periods. The Employee may not dispose of (sell or transfer) any share of Common Stock purchased by him under the Plan within two (2) years from the date of the grant of the option (which would be the Offering Commencement Date for the Option Period in which the share of Common Stock was purchased) or one (1) year from the date of transfer of the share to him (which would be the Offering Exercise Date for that purchase) in order to receive the favorable tax treatment.

17.3	Disqualifying Dispositions of Common Stock. If an Employee sells or transfers the Common Stock before the end of the “holding period,” the Employee must recognize as ordinary compensation income the difference between his basis in the Common Stock and the fair market value of the Common Stock on the date of the sale or transfer. The Employee’s basis in the shares will be the amount he paid for them at the Option Exercise Date. If an Employee sells the Common Stock after the “holding period” expires, he will recognize a gain on the sale in an amount equal to the excess of the proceeds of the sale over his basis in the Common Stock.

17.4	Withholding Obligations. At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Employee must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Employee’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

ARTICLE XVIII

CONSTRUCTION OF PLAN

For purposes of the Plan, masculine, feminine, neuter, singular or plural pronouns shall be deemed to refer to such person, persons or entity as may be appropriate in the context.

10

ARTICLE XIX

EXPENSES OF PLAN

The Company shall pay all operational expenses of the Plan. It is anticipated that no brokerage commissions will be payable for the purchase and sale of Common Stock for or by the Plan.

ARTICLE XX

COMPLIANCE

The Plan is intended to comply with the requirements of Section 423 of the Code (and any of its successor provisions). Pursuant to such Code Section, an Employee may be eligible for certain favorable tax treatment with regard to Common Stock purchased under the Plan, if no disposition of the Common Stock is made by such Employee within two years after the date of the granting of the option to him under the Plan nor within one year after the transfer of the Common Stock to him.

The Plan is also intended to comply with the requirements for Rule 16b-3 of the Securities Act of 1934, as amended, with regard to exemptions to the short-swing profit rules for insiders. The Committee is authorized to take any and all actions as may be necessary for the Plan to comply with the requirements of Rule 16b-3, without further approval of the Board.

ARTICLE XXI

EMPLOYEE STATEMENTS AND REPORTING

On or before January 31 of each calendar year, the Committee shall provide a statement to each Employee who exercised an option under the Plan during the previous calendar year. The Employee’s statement shall contain the following information: the name, address and employer identification number of the Company, the date the Common Stock was transferred to the Employee, the number of shares which were transferred to the Employee, and the type of option under which the transferred shares were acquired. In addition, pursuant to Section 6039 of the Code, the Committee shall make any and all filings necessary to the Internal Revenue Service with regard to options granted and exercised under the Plan.

ARTICLE XXII

EFFECTIVE DATE OF PLAN

The Plan shall become effective as of the first day of the first calendar quarter following the first trading day of the Company’s Common Stock on the NASDAQ National Market or a national exchange; provided, within twelve months of the adoption of the Plan by the Board, the Plan is approved by the holders of a majority of the voting power of the outstanding shares of the Common Stock. If the Plan is not so approved, the Plan shall not become effective.

IN WITNESS WHEREOF, the Plan is hereby executed by a duly authorized officer of the Company, on this 15th day of June, 2005.

TRX, INC.

BY:	TIMOTHY J. SEVERT
Title:	Executive Vice President, Administration

11

APPENDIX D

TRX, Inc. Executive Annual Incentive Plan

TRX, INC.

EXECUTIVE ANNUAL INCENTIVE PLAN

Section 1. Purpose and Scope.

The purpose of the TRX, Inc. Executive Annual Incentive Plan (the “Plan”) is as follows: (i) to provide annual cash incentives and rewards for the executive officers of the Company; (ii) to attract and retain qualified executives by providing performance-based compensation as an incentive for their efforts to achieve the Company’s financial and strategic objectives; and (iii) to qualify compensation paid under the Plan as “performance-based compensation” within the meaning of Section 162(m) of the Code, in order to preserve the Company’s tax deduction for compensation paid under the Plan.

Section 2. Definitions.

The following words and phrases as used in this Plan shall have the meanings set forth in this Section unless a different meaning is clearly required by the context.

2.1 “Affiliate” shall mean, as of any date, an entity that, directly or indirectly, controls, is controlled by, or is under common control with the Company, pursuant to the provisions of Code Sections 414(b), (c), (m) or (o).

2.2 “Base Compensation” shall mean a Participant’s base rate of salary prorated over the Plan Year (e.g., if a Participant’s base salary rate is $10,000 per month (or $120,000 annually) for the first six months of the Plan Year and then $15,000 per month (or $180,000 annually) for the last six months of the year, then his Base Compensation for the Plan Year for purposes of the Plan will be $150,000).

2.3 “Board” shall mean the Board of Directors of the Company.

2.4 “Change in Control” shall mean the occurrence of any of the following events following the Effective Date of this Plan:

(a)	Acquisition of Substantial Percentage. The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control:

(i)	any acquisition directly from the Company;

(ii)	any acquisition by the Company or any of its Affiliates; or

(iii)	any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates;

provided further, that if any such individual, entity or group subsequently becomes required to or does report its ownership of Outstanding Common Stock and Outstanding Voting Securities on Schedule 13D (or any successor Schedule) then, for purposes of this Section, such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so file, beneficial ownership of all of the Outstanding Common Stock and Outstanding Voting Securities beneficially owned by it on such date; or

(b)

Change of Majority of Board Members. During any consecutive twelve (12) month period, individuals who, as of the beginning of that period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents; or

(c)	Reorganization, Merger or Consolidation. There is consummated a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Group Common Stock and Outstanding Group Voting Securities immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation (or any parent thereof) in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Group Common Stock and the Outstanding Group Voting Securities, as the case may be; or

(d)	Disposition of Assets. Consummation of the sale or other disposition of all or substantially all of the assets of the Company.

2.5 “Chief Executive Officer” or “CEO” shall mean the Chief Executive Officer of the Company.

2.6 “Committee” shall mean the Compensation Committee of the Board or a subcommittee of that committee, the members of which shall all be qualified as “outside directors” under Code Section 162(m), to administer the Plan for each Plan Year, pursuant to Section 9.2.

2.7 “Company” shall mean TRX, Inc., a Georgia corporation, and any successor thereto.

2.8 “Effective Date” shall mean the effective date of this Plan, 1 January 2006.

2.9 “Eligible Employee” shall mean the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and any Executive Vice President of the Company who are approved by the Committee for participation in the Plan for a particular Plan Year.

2.10 “Maximum Performance Award” shall mean an amount not greater than $1,000,000 respect to any Performance Award for any individual for any Plan Year.

2.11 “Outside Directors” shall mean members of the Board who qualify as outside directors, as that term is defined in Section 162(m) of the Code and the regulations issued thereunder.

2.12 “Participant” shall mean an Eligible Employee approved by the Committee under Section 3 to participate in the Plan, who has been notified by the CEO of his or her approved participation.

2.13 “Performance Award” shall mean the cash bonus awarded to a Participant under the terms of the Plan. Performance Awards shall usually be determined as a percentage of the Participant’s Base Compensation, subject to the Committee’s discretion.

2.14 “Performance Measure” means any one or more of the objective criteria or measurements by which specific performance goals may be established and performance may be measured, as determined by the Committee in its discretion for any particular Plan Year, pursuant to the provisions of Section 4.3.

2.15 “Plan” shall mean this TRX, Inc. Executive Annual Incentive Plan, as amended from time to time.

2.16 “Plan Year” shall mean the 12-month period ending on each 31 December: provided that if the Company’s fiscal year should be changed to any other 12-month period, then the Plan Year shall contemporaneously and automatically change to such 12-month period.

2

Section 3. Participation.

3.1 Eligibility to Participate. As soon as possible following the commencement of each Plan Year, the Committee shall specify by name or position the Eligible Employees designated to participate in the Plan for that Plan Year. The Committee shall retain discretion to name as a Participant an employee hired or promoted into an Eligible Employee position for the first time after the commencement of the Plan Year. A Participant must remain employed by the Company through the last day of the Plan Year for which the Performance Award is awarded in order to be eligible to receive a Performance Award for that Plan Year.

3.2 Termination of Participation. A Participant’s participation in the Plan shall terminate upon his termination of employment with the Company. The Committee shall retain the discretion to reduce participation in the Plan to a level less than full participation or to suspend or terminate participation of any Participant reassigned to substantially different duties, undertaking an authorized leave of absence or disqualified for any reason by the Committee. Notice of the reduction in participation or suspension or termination of any individual Participant shall be forwarded to the CEO and the affected Participant or Participants in writing.

Section 4. Establishment of Performance Measures and Performance Awards.

4.1 Time of Establishment. No later than ninety (90) days after the commencement of the Plan Year, the Committee shall specify in writing the Performance Measures and Performance Awards which are to apply for that Plan Year with regard to each Participant or each group of Participants (by name or position), subject to the provisions of Sections 4.2 and 4.3. In its discretion, the Committee may establish minimum, target and maximum levels of Performance Measures and the related Performance Awards for each Plan Year. The Committee may establish Performance Measures for each Participant’s individual performance, as well as establishing Performance Measures based on corporate performance.

4.2 Performance Awards. The amount of Performance Awards may vary among Participants and from Plan Year to Plan Year; however, no individual Performance Award shall exceed the Maximum Performance Award.

4.3 Performance Measures. Performance measures may include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on shareholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total shareholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, cost or liability by category, operating unit or any other delineation. Performance Measures may relate to the Company and/or one or more of its Affiliates, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, to the extent consistent with the requirements of Code §162(m), the Performance Measures may be calculated without regard to extraordinary items.

Section 5. Determination of Amount of Performance Awards.

5.1 Committee Certification Regarding Performance Measures. As soon as practicable following the end of each Plan Year, the Committee shall certify for each Participant whether the Performance Measures for that Plan Year have been met. If such Measures have been met, the Committee will award such Participant the

3

Performance Award established under Section 4 hereof. The Board shall have final approval of the amounts of the Performance Awards payable to the executive officers of the Company, as recommended and previously approved by the Committee.

5.2 Maximum Award. No individual Performance Award to a Participant for a Plan Year may exceed the Maximum Performance Award.

5.3 Limitation on Award Amount. The Committee shall not increase the amount of any Performance Award for any Plan Year.

Section 6. Payment of Awards.

Performance Awards for a given Plan Year shall be paid in cash as soon as practicable following the certification by the Committee of the attainment of the Performance Measures. The Committee shall certify the attainment of the Performance Measures in a timely manner so that the Performance Awards shall be paid no later than 2 1/2 months after the close of the applicable Plan Year. However, such payment may be subject to deferral pursuant to the provisions of any applicable deferred compensation plan maintained by the Company.

Section 7. Termination of Employment.

A Participant whose employment with the Company is terminated for any reason (voluntarily or involuntarily) prior to the last day of the Plan Year for which a Performance Award applies shall be disqualified from the Plan for that Plan Year.

Section 8. Change in Control.

Upon the occurrence of a Change in Control, each Participant shall receive an immediate lump sum cash payment of the Performance Award (if any) based on the level of Performance Measures that have actually been attained as of the date of the Change in Control. The amount of the Performance Award shall be consistent with the minimum, target or maximum level of Performance Measures actually achieved.

Section 9. Plan Administration.

9.1 Administration by Committee. The Plan shall be administered by the Committee, which shall have the authority in its sole discretion, subject to the provisions of the Plan, to administer the Plan and to exercise all the powers either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan.

9.2 Appointment of Committee. The Board shall appoint the Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee shall at all times consist solely of two or more Outside Directors.

9.3 Interpretation of Plan Provisions. The Committee shall have complete discretion to construe and interpret the Plan and may adopt rules and regulations governing administration of the Plan. The Committee may consult with the management of the Company but shall retain responsibility for administration of the Plan. The Committee’s decisions, actions and interpretations regarding the Plan shall be final and binding upon all Participants.

Section 10. Compliance with Section 162(m) of the Code.

The Company intends that Performance Awards under this Plan satisfy the applicable requirements of Section 162(m) of the Code so that such Code section does not deny the Company a tax deduction for such Performance Awards. It is intended that the Plan shall be operated and interpreted such that Performance Awards remain tax deductible by the Company, except to the extent set forth in Section 13.

4

Section 11. Nonassignability.

No Performance Award granted to a Participant under the Plan shall be assignable or transferable, except by will or by the laws of descent and distribution.

Section 12. Effective Date and Term of Plan.

The Plan shall be effective as of 1 January 2006, subject to approval by the shareholders of the Company. The Plan shall continue from year to year until terminated by the Board.

Section 13. Amendment and Termination of the Plan.

The Board may amend, modify or terminate the Plan at any time and from time to time. Notwithstanding the foregoing, no such amendment, modification or termination shall affect the payment of a Performance Award for a Plan Year already ended. In addition, any amendment or modification of the Plan shall be subject to shareholder approval if necessary for purposes of continuing to qualify compensation paid under the Plan as “performance-based compensation” under Code Section 162(m).

Section 14. General Provisions.

14.1 Unfunded Plan. The Plan shall be an unfunded incentive compensation arrangement for a select group of key management employees of the Company. Nothing contained in the Plan, and no action taken pursuant to the Plan, shall create or be construed to create a trust of any kind. A Participant’s right to receive a Performance Award shall be no greater than the right of an unsecured general creditor of the Company. All Performance Awards shall be paid from the general funds of the Company, and no segregation of assets shall be made to ensure payment of Performance Awards.

14.2 Governing Law. The Plan shall be interpreted, construed and administered in accordance with the laws of the State of Georgia, without giving effect to principles of conflicts of law.

14.3 Section Headings. The section headings contained in the Plan are for purposes of convenience only and are not intended to define or limit the contents of the Plan’s sections.

14.4 Effect on Employment. Nothing contained in the Plan shall affect or be construed as affecting the terms of employment of any Eligible Employee except as expressly provided in the Plan. Nothing in the Plan shall affect or be construed as affecting the right of the Company to terminate the employment of an Eligible Employee at any time for any reason, with or without cause.

14.5 Successors. All obligations of the Company with respect to Performance Awards granted under the Plan shall be binding upon any successor to the Company, whether such successor is the result of an acquisition of stock or assets of the Company, a merger, a consolidation or otherwise.

14.6 Withholding of Taxes. The Company shall deduct from each Performance Award the amount of any taxes required to be withheld by any federal, state or local governmental authority.

IN WITNESS WHEREOF, TRX, Inc. has caused this Plan to be executed this 14th day of February, 2006.

TRX, INC.

By:	TIMOTHY J. SEVERT
Title:	Executive Vice President, Administration

5

Revocable Proxy	COMMON STOCK TRX, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Timothy J. Severt and Lindsey B. Sykes, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of TRX, Inc. (the “Company”) which the undersigned is entitled to vote at the 2006 Annual Meeting of Shareholders of the Company, to be held at the offices of McKenna Long & Aldridge LLP, 303 Peachtree Street, N.E., Suite 5300, Atlanta, Georgia 30308 on Thursday, April 20, 2006, at 1:00 p.m., local time, and at any and all adjournments thereof (the “Annual Meeting”), as indicated below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE BELOW-LISTED PROPOSALS

1)	Elect as directors the six nominees listed below to serve until the 2007 Annual Meeting of Shareholders and until their successors are elected and qualified (except as marked to the contrary below):

☐ FOR ALL NOMINEES listed below (except as marked to the contrary below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

John F. Davis, III, Norwood H. (“Trip”) Davis, III, Johan G. (“Joop”) Drechsel, John A. Fentener van Vlissingen, Harry A. Feuerstein and Michael W. Gunn

2)	Approve the TRX, Inc. Omnibus Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3)	Approve the TRX, Inc. Employee Stock Purchase Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4)	Approve the TRX, Inc. Executive Annual Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any and all adjournments thereof.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED

POSTAGE-PAID ENVELOPE

(Continued, and to be signed and dated, on the reverse side)

(Continued from the other side)

PROXY – SOLICITED BY THE BOARD OF DIRECTORS

This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted “FOR” each of the proposals listed on the reverse side of this proxy card. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person.

Signature

Signature, if shares held jointly

Date: , 2006

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

Do you plan to attend the Annual Meeting?            ☐  YES            ☐  NO